                    AGREEMENT OF SALE AND PURCHASE OF ASSETS

          AGREEMENT made this 22nd day of June, 1995, by and among GeoDemX Corporation, a Delaware corporation, having its principal office at 17117 Nine Mile Road, Southfield, Michigan 48075, ("Seller") and Larry Brophy and Murray Davis, two of GeoDemX's principal executives (the "Executives") and AMERICAN LIST CORPORATION, a Delaware corporation, ("Purchaser") having its principal office at 330 Old Country Road, Mineola, New York 11501.

                              W I T N E S S E T H :

          WHEREAS, Purchaser desires to purchase from Seller, and Seller desires to sell to Purchaser, all or substantially all of the assets of Seller, and Purchaser will assume certain liabilities of Seller as set forth herein, with the understanding that Purchaser will operate the business of Seller as a wholly-owned subsidiary (the "GeoDemX Subsidiary") of Purchaser, with a minimum level of funding as set forth in Paragraph 9 hereof; and

          WHEREAS, the Executives are willing to become executive officers and directors of the GeoDemX Subsidiary pursuant to Employment Agreements referred to herein;

          NOW, THEREFORE, it is agreed as follows:

          1.   PURCHASE AND SALE OF ASSETS

               (a) Subject to and upon the terms and conditions set forth in this Agreement, Seller will sell, transfer, convey, assign and deliver to Purchaser, and Purchaser will purchase, at the Closing (as hereinafter defined) the following assets (hereinafter collectively called "Seller's Assets," and which shall not include the Seller's rights under this Agreement, Seller's corporate records and any other assets not described below, the "Excluded Assets"):

                    i) All of Seller's tangible personal property used or useful in the business of Seller, whether located at Seller's facility in Southfield, Michigan, or otherwise (the "Equipment"), including, but not limited to, cash on hand, inventory, prepaid expenses and deposits, all of Seller's equipment (including computers), fixtures, leasehold improvements and furniture, which are more specifically described on Annex A hereto;

                    ii) All of Seller's computer software programs (including all rights to file patent and copyright applications, and to obtain patent or copyright protections, relating to such software) and related manuals, codes, instructions and back-up or development files which are more specifically described on Annex B hereto (the "Software");

                    iii) certain liabilities of Seller relating to sales taxes, employee and/or consultant salaries, payments or benefits and taxes with respect to employee or consultant salaries and benefits, and certain liabilities of Seller relating to accounts payable (all of which are listed on Annex C hereto, which list also describes certain obligations of Seller incurred until the Closing Date in the normal course of the Seller's business and operations (i.e., utility charges, postage and express delivery charges, printing expenses, travel and entertainment expenses and similar charges) which, in the aggregate do not exceed $10,000 as of the Closing Date.)

                    iv) Those certain unfilled sales contracts, together with related accounts receivables and commitments relating to the business of Seller set forth on Annex D hereto (the "Customer Agreements");

                    v) Those other certain contracts, agreements, insurance policies, licensing rights and leases (without the personal guarantees of the Executives) incident to the operation of Seller's business and to be assumed by Purchaser listed on Annex E hereto, and no others (the "Transferred Agreements");

                    vi) All of Seller's ownership, possession and rights in and to the name "GeoDemX" and "GeoWizard" (and any variation thereof), as well as Seller's logo, together with the goodwill of the business symbolized by such name and logo;

                    vii) The exclusive ownership, possession and rights in and to Seller's customer lists, if any (the "Customer List") as described in Annex F hereof (which list shall be updated as of the Closing Date);

                    viii) Books and records, and other documents and information relating to the business of Seller (other than its corporate minute books), including, without limitation, accounting books and records, sales literature, customer orders, product data, correspondence, commission records, catalogues and product information of every kind; and

                    ix) All causes of action, claims and rights or recovery or setoff of every kind or character arising out of or attributable to any of Seller's Assets or Seller's business on or prior to the Closing Date, irrespective of the date on which any such cause of action, claim or right may arise or accrue.

               (b) Subject to and upon the terms and conditions set forth in this Agreement, Purchaser shall assume, at the Closing, the obligations of Seller under the Customer Agreements and Transferred Agreements, if any, as of the Closing Date, together with the other liabilities incurred by Seller as set forth on Annex C hereof up to the Closing Date (collectively, the "Assumed Liabilities"), and shall fully discharge, pay and/or satisfy the same in accordance with their respective terms and conditions. Except for such Assumed Liabilities of Seller as are specifically to be assumed by Purchaser under the immediately preceding sentence, Purchaser has not assumed or undertaken, and is not assuming or undertaking, to discharge or perform, any other obligation or liability of Seller or of any shareholder or employee or Seller (such liabilities or obligations referred to as "Excluded Liabilities"), all of which other obligations and liabilities Seller hereby undertakes to fully discharge, pay and/or satisfy as and when the same may become due.

          2.   COMPUTATION AND PAYMENT OF PURCHASE PRICE

               (a) In consideration of the sale, transfer, conveyance, assignment and delivery of the Seller's Assets by Seller to Purchaser and the assumption of the Assumed

Liabilities by Purchaser, and in reliance upon the representations and warranties made herein by Seller and the Executives, the Purchaser will, in full payment thereof, pay to Seller (which term includes any corporation, company, limited liability company, trust or partnership which may be a successor to the Seller, or an assignee of Seller), the following purchase price (the "Purchase Price"):

                    i)     One Hundred ($100.00) Dollars; and

                    ii) As additional consideration, one or more payments ("Earn-Out Payments") determined as follows:

               (b) Fifty (50%) percent of the "Pre-Tax Earnings" (if any) of the GeoDemX Subsidiary for the period from the Closing Date and ending February 29, 1996 (the "1996 Period") and 50% of the "Pre-Tax Earnings" (if any) of the GeoDemX Subsidiary for the twelve month period ending February 28, 1997 (the "1997 Period"); PROVIDED, HOWEVER, if there is a "Pre-Tax Loss" for the 1996 Period, the amount of Pre-Tax Earnings for the 1997 Period shall be reduced by the amount of the Pre-Tax Loss for the 1996 Period before multiplying the Pre-Tax Earnings for the 1997 Period by fifty (50%) percent; and

               (c) Forty-five (45%) percent of the "Pre-Tax Earnings" of the GeoDemX Subsidiary for the twelve month period ending February 28, 1998; and

               (d) Forty (40%) percent of the "Pre-Tax Earnings" of the GeoDemX Subsidiary for the twelve month period ending February 28, 1999.

               (e) The terms "Pre-Tax Earnings" and "Pre-Tax Loss" shall mean the items of the GeoDemX Subsidiary's pre-tax earnings or pre-tax loss, as the case may be, determined in accordance with generally accepted accounting principles, which (i) do not take into account any Earn-Out Payments (or any amortization thereof) which were made in such period or which have been earned and accrued for payment in a subsequent period; (ii) do not take into account extraordinary or non-recurring items; and (iii) reflect the allocation to the GeoDemX Subsidiary of actual costs or expenses incurred by Purchaser on the account of the GeoDemX Subsidiary which are appropriate costs or expenses (or portions of costs and expenses) to be borne by the GeoDemX Subsidiary (it being specifically agreed that costs of borrowings by Purchaser or any subsidiary of Purchaser, other than the GeoDemX Subsidiary, shall not be allocated to the GeoDemX Subsidiary), as reported in the financial statements of the GeoDemX Subsidiary (which are consolidated with the audited financial statements of Purchaser) by Purchaser's independent public accounting firm.

               (f) A report of Pre-Tax Earnings or Pre-Tax Losses with respect to any period shall be promptly delivered in writing to the Seller after completion of the audited financial statements, together with all relevant work papers and other materials reasonably requested by the Seller in order to verify the fairness and/or accuracy thereof. The Seller (and, if requested, shareholders of Seller owning at least 75% of the equity interest of the Seller, or a comparable percentage of equity or ownership interests in any successor entity to the Seller) shall, within twenty (20) days of receipt thereof, notify the Purchaser in writing that the Seller disagrees with the proposed amount of Pre-Tax Earnings or Pre-Tax Losses, and state in reasonable detail the basis therefor. The Purchaser and the Seller agree thereafter to negotiate in good faith to agree upon a mutually acceptable amount of Pre-Tax Earnings or Pre-Tax Loss within 60 days of Seller's notice to Purchaser. If no such agreement has been reached, the Purchaser shall pay the undisputed portion, if any, of the Earn-Out Payment due, and the Purchaser and the Seller shall promptly submit for arbitration purposes to a nationally recognized independent certified public accounting firm selected jointly by the Purchaser and the Seller the issue of the disputed portion of actual Pre-Tax Earnings or Pre-Tax Losses for the appropriate period. Such independent certified public accounting firm shall be instructed (x) to determine "Pre-Tax Earnings" or "Pre-Tax Loss" for the period in question in a manner consistent with the definition set forth in Subparagraph (e) above, and (y) deliver a written decision with respect to the actual amount of the disputed portion of the "Pre-Tax Earnings" or "Pre-Tax Loss", as the case may be, to the Purchaser and the Seller on or before the thirtieth (30th) day after submittal of the information requested by the arbitrator. Any decision delivered shall be conclusive and binding upon the Purchaser and the Seller (including all shareholders of Seller). All reasonable fees and expenses of each party (including attorney's fees), as well as the fees and expenses of the independent certified public accounting firm jointly engaged to resolve any disagreement with respect to the amount of "Pre-Tax Earnings" or "Pre-Tax Loss," shall be apportioned by such accounting firm as part of its final decision, and shall be allocated to each party based on a pro-rata sharing of such costs and expenses in proportion to the manner in which the disputed amount is ultimately resolved by such firm. The Purchaser and the Seller each agree to pay to the independent certified public accounting firm its share of all fees and expenses required hereunder, and to hold all parties hereto harmless from and against all damages incurred as a result of a failure by any such party to pay its share of such fees and expenses of such accounting firm.

               (g) Subject to the foregoing paragraph, the Earn-Out Payments will be made to Seller (for the account of the shareholders of Seller (the "Shareholders") in proportion to their ownership of Seller as set forth on Annex G hereto) within thirty (30) days of the delivery of the financial statements of the GeoDemX Subsidiary for the relevant period. The Earn-Out Payments shall be made (or paid) by Purchaser's delivery to Seller of such number of shares of Purchaser's common stock, $.01 par value per share (the "Common Stock") which, when multiplied by the "Price" shall equal the amount of Earn-Out Payment for the relevant period; PROVIDED, HOWEVER, each Executive who is entitled to receive a portion of the Earn-Out Payment (in his capacity as a shareholder of the Seller) for a particular period shall have the option of receiving up to 50% of his portion of the Earn-Out Payment in cash and any other Shareholder who is identified on Annex G who is entitled to receive a portion of the Earn-Out Payment for a particular period shall have the option of receiving up to 100% of the Earn-Out Payment in cash; PROVIDED FURTHER, that the Purchaser shall have the option, in its sole discretion, of paying to the Executives and/or the Shareholders as much as 25% of the amount of any Earn-Out Payment in cash in lieu of its Common Stock. Any Executive or any other Shareholder wishing to exercise his/her payment options shall notify the Purchaser within 15 trading days following the end of the 1996 Period (and within 15 trading days following the end of the GeoDemX Subsidiary's subsequent fiscal years), and the Earn-Out Payment delivered to the Seller on behalf of such Shareholder shall reflect the exercise of the respective payment option.

               (h) The term "Price" shall mean the average of the closing prices of the Common Stock as reported on the American Stock Exchange (or, if such stock is listed on another exchange, or national stock quotation system, on such exchange or system), for the 15 day trading period immediately preceding February 29, 1996 and within the 15 day trading period immediately preceding the last day of GeoDemX Subsidiary's subsequent fiscal years.

               (i) As a condition to Purchaser's delivery of any Common Stock in connection with an Earn-Out Payment, each Shareholder who is entitled to receive such Common Stock shall sign a representation letter substantially in the form of the letter set forth in Annex H hereof.

               (j) Seller and Purchaser hereby agree to allocate the Purchase Price (as the result of arms' length negotiation) among Seller's Assets in accordance with the allocation determined in consultation with Purchaser's independent accounting firm. Any interest which is imputed to an Earn Out Payment shall be deemed satisfied from the delivery of the Common Stock. The parties agree that the transaction contemplated by this Agreement shall be reflected in Internal Revenue Code Form 8594 and in their respective Federal and State income tax returns.

          3.   CLOSING

          The closing of the transactions under this Agreement (the "Closing") shall take place on June 22, 1995 at 10:00 a.m. at the offices of Purchaser's attorney, Ruskin, Moscou Evans & Faltischek, P.C., 170 Old Country Road, Mineola, New York. The day on which the Closing actually takes place is herein sometimes referred to as the "Closing Date." In the event either of the parties hereto determines not to close on the scheduled date because a condition to its obligation to Close as set forth in Section 12 or 13 hereof has not been met (and, if applicable, has not been waived by the party or parties entitled to waive it), such party may postpone the Closing from time to time, by giving at least five (5) days' prior notice to the other party, until the condition has been met (which the parties will use their best efforts to cause to happen), but in no event to a date later than June 30, 1995.

          4.   OBLIGATIONS AT CLOSING; FURTHER ASSURANCES

               (a) At Closing, Seller and the Executives, as the case may be, will deliver to Purchaser the following:

                    i) Bill of Sale duly executed by Seller and such other good and sufficient instruments of conveyance, assignment and transfer, in form and substance satisfactory to Purchaser, as shall be effective to vest in Purchaser good and marketable title to Seller's Assets;

                    ii) An assignment to Purchaser of the lease agreement ("Lease Agreement"), dated between Consolidated Capital Institutional Properties/2, L.P. as lessor, and Seller as lessee, consented to by lessor, which assignment releases all of Shareholders or Seller's officers from any personal liability under said lease;

                    iii) All contracts, files, the Customer List, the Customer Agreements, the Transferred Agreements, the Software and other data and documents pertaining to Seller's Assets (which may be delivered at the offices of Seller);

                    iv) Employment Agreements, to be dated as of the Closing Date, by and between Larry Brophy, Murray Davis, Marc Konvisser, Ken Sivaraman and the GeoDemX Subsidiary in the form annexed hereto as Annex I (the "Employment Agreements"), executed by such persons;

                    v) A form of Certificate of Amendment to the Certificate of Incorporation of Seller pursuant to which the name of Seller is changed, such certificate to be filed within 2 business days after the Closing Date;

                    vi) All other documents, cash on hand, licenses, prepayments, and deposits, accounts, inventory, instruments and rights, if any, required to be delivered by Seller or any Executive to Purchaser under the provisions of this Agreement.

               (b) At any time and from time to time after the Closing, at Purchaser's request and without further consideration, Seller and the Executives will execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such action as Purchaser may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to Purchaser, and to confirm Purchaser's title to, all of Seller's Assets, to put Purchaser in actual possession and operating control thereof to assist Purchaser in exercising all rights against third parties with respect thereto.

               (c) At the Closing, Purchaser will deliver (or cause the GeoDemX Subsidiary to deliver) to Seller the following:

                    i)     The One Hundred ($100.00) Dollar payment;

                    ii) The Employment Agreements, for Larry Brophy, Murray Davis, Mark Konvisser and Ken Sivaraman duly executed on behalf of the GeoDemX Subsidiary;

                    iii) A true and complete copy of the Certificate of Incorporation of the GeoDemX Subsidiary, and the By-Laws of the GeoDemX Subsidiary and appropriate shareholder resolutions appointing Larry Brophy and Murray Davis to the Board of Directors of the GeoDemX Subsidiary;

                    iv) All other documents, instruments and payments, if any, required to be delivered by Seller to Purchaser under the provisions of this Agreement including a resolution (in the form set forth on Annex J hereto) of the "Committee" which is responsible for administering the Purchaser's

               1992 Stock Option Plan to provide additional equity to employees of the GeoDemX Subsidiary.

          5.   REPRESENTATIONS AND WARRANTIES BY SELLER AND THE EXECUTIVES

          Seller and the Executives, jointly and severally, represent and warrant to Purchaser as follows:

               (a) ORGANIZATION, STANDING AND QUALIFICATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority and is entitled to carry on its business as now being conducted.

               (b)  SUBSIDIARIES.  Seller has no subsidiaries.

               (c) EXECUTION, DELIVERY AND PERFORMANCE OF AGREEMENT; AUTHORITY. Neither the execution, delivery nor performance of this Agreement by Seller will, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance pursuant to, any provision of Seller's Certificate of Incorporation or by-laws or any mortgage, deed of trust, lease, license, agreement, understanding, instrument, law, rule or regulation or any order, judgment or decree to which Seller is a party or by which Seller or any of Seller's Assets are bound. Seller has the full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. All proceedings required to be taken by Seller and its shareholders to authorize the execution, delivery and performance of this Agreement and the agreements relating hereto have been properly taken and this Agreement constitutes a valid and binding obligation of Seller.

               (d) CAPITALIZATION AND OWNERSHIP OF CAPITAL STOCK. The presently authorized, issued and outstanding shares of capital stock of Seller and the names and addresses of the record and beneficial owners thereof are as set forth on Annex G hereto. Each of such persons is the lawful record and beneficial owner of the number of shares set forth opposite his name, free and clear of any liens, claims, encumbrances or restrictions of any kind. There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever under which Seller is or may become obligated to issue, assign or transfer any additional shares of its capital stock, except for the provisions set forth in that Agreement by and between the Seller and Gobind Sahney dated June 19, 1995.

               (e)  FINANCIAL STATEMENTS.

                    i) Seller has delivered to Purchaser a copy of its balance sheet as at May 31, 1995 and statement of income and statement of cash flow for the period then ended. The aforesaid balance sheet presents fairly as of its date the financial condition of Seller and the aforesaid statement of income and statement of cash flow present fairly the results of the operations of the Seller for the fiscal period which they purport to cover, in conformity with generally accepted accounting principles applied on a basis consistent with that of prior periods.

                    ii) Except as and to the extent reflected or reserved against in the said balance sheet or as disclosed in this Agreement, and to their best knowledge, Seller did not, as of May 31, 1995, have any debts, liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, including, but not limited to, liabilities or obligations on account of taxes or other governmental charges, or penalties, interests or fines thereon or in respect thereof.

                    iii) Since the date of the said balance sheet, there has not been:

                           (A)     Any material adverse change in the condition
(financial or other), properties, assets, liabilities or business of Seller taken as a whole, including any sale, lease, abandonment, disclosure or other disposition of the Software, except changes in the ordinary course of business which have not in the aggregate been materially adverse;

                           (B)     Any declaration, setting aside or payment of
any dividend or any other distribution on or in respect of the capital stock of Seller; or

                           (C)     Any material debt, obligation or liability
(whether absolute or contingent) incurred by Seller (whether or not presently outstanding) except (i) current liabilities incurred and obligations under agreements entered into, in the ordinary course of business, and (ii) obligations or liabilities entered into or incurred in connection with the execution of this Agreement.

               (f) LIABILITIES. There has been delivered to Purchaser simultaneously herewith a true, complete and correct schedule listing of all of Seller's liabilities whether absolute, accrued, contingent or otherwise, which were outstanding or owing as of the date hereof. Except as and to the extent listed on such schedule Seller has, to the best of its knowledge, no debts, liabilities or obligations of any nature whatsoever.

               (g) TAXES. All taxes, including, without limitation, income, property, sales, use, franchise, added value, employees' income withholding and social security taxes, imposed by the United States or by any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country, or by any other taxing authority, which are due or payable by Seller as of May 31, 1995, and all interest and penalties thereon, whether disputed or not, have been paid in full or reserved for, and all tax returns required to be filed in connection therewith have been accurately prepared and duly and timely filed and all deposits required by law to be made by Seller, to its knowledge, with respect to employees' withholding taxes have been duly made. Except as disclosed to Purchaser, Seller has not been delinquent in the payment of any tax, assessment or governmental charge or deposit and has no tax deficiency or claim outstanding, proposed or assessed against it, and there is no basis for any such deficiency or claim.

               (h) ABSENCE OF CHANGES OR EVENTS. Since April 30, 1995 Seller has conducted its business only in the ordinary course and has not, on behalf of, in connection with or relating to its business made any material change, not in accordance with prior practice, in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or paid or agreed or orally promised to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to any employee, salesman, or agent of Seller.

               (i) LITIGATION. There is no asserted claim, legal action, suit, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the knowledge of Seller or any Executive threatened against or relating to Seller or to which Seller is a party or by which the business of Seller or the transactions contemplated by this Agreement or any of Seller's Assets may be materially affected.

               (j) COMPLIANCE WITH LAWS AND OTHER INSTRUMENTS. To the best of Seller's knowledge, Seller has complied in all material respects with all laws, rules, regulations, ordinances, orders, judgments and decrees now or hereafter applicable to Seller's Assets and the operation thereof; to the best of Seller's knowledge, neither the ownership nor use or operation of Seller's Assets conflicts with the rights of any other person, firm, corporation, trust, partnership, joint venture or any other entity or violates, or with or without the giving of notice or the passage of time, or both, will violate, conflict with or result in a default, right to accelerate or loss of rights under any terms or provisions of Seller's Certificate of Incorporation or by-laws as presently in effect, or any lien, encumbrance, mortgage, deed of trust, lease, license, agreement, understanding, law, ordinance, rule or regulation, or any order, judgment or decree to which Seller is a party and by which the ownership or use of Seller's Assets may be bound or affected.

               (k)  TITLE TO PROPERTIES.

                    i) Except as noted on Annex A hereto, Seller has, and will have at Closing, good and marketable title to all of Seller's Assets, free and clear of any mortgage, pledge, lien, charge, security interest, encumbrance, lease, license, easement, liability or adverse claim of any nature whatsoever. All of Seller's Assets are now, and will at Closing be, in good operating condition and repair, suitable for the purposes used, adequate and sufficient for all current operations of Seller and directly related to the business of Seller.

                    ii) The Software constitutes all of the software used in Seller's business, has been tested and placed in service by Seller and is free of errors other than non-material or non-recurring errors, and to Seller's knowledge such Software is capable, proven, suitable and fit for performing all of the data processing services, functions and applications called for or committed to in Seller's written and oral agreements with Seller's customers or as represented to Purchaser.

               (l) COPYRIGHTS, PATENTS, ETC. Except for the name "GeoDemX" and "GeoWizard" as set forth in certain licenses identified in the Transferred Agreements, Seller neither owns nor possesses any rights to use any copyrights, trademarks, service marks, service names, trade names, patents, patent rights, trade secrets, inventions, know-how or other proprietary rights. To the best of its knowledge, neither Seller nor any Executive is infringing upon or otherwise acting adversely to any copyrights, trademarks, trademark rights, service marks, service names, trade names, patents, patent rights, licenses, trade secrets, inventions, know-how or other proprietary rights owned by any other person or persons, and there is no claim or action by any such person pending, or to the knowledge of Seller or the Executives threatened, with respect thereto.

               (m)  EMPLOYEE BENEFIT PLANS.

                    i) Seller has delivered to Purchaser a true, accurate and complete copy of Seller's Major Medical and health insurance plan (written by BlueCare Network. Such Plans constitute all of Seller's Employee Benefit Plans conferring any benefits on any employee of Seller.

                    ii) Seller has not (i) at any time since the inception of its business maintained or contributed to any Pension Plan to which Code Section 412, Part 3 of Subtitle B of Title I of ERISA, or Title IV of ERISA applies nor
(ii) at any time since contributed to any Multiemployer Plan.

                    iii) Seller does not maintain, contribute to, or have any obligation under any Welfare Plan which provides medical, life insurance or death benefits or other benefits for retired or terminated employees.

               (n) CERTAIN LABOR ACTIVITIES. Seller has not, directly or indirectly within the past three years, encountered any actual or threatened employee strikes, work stoppages, slow-downs or lock-outs, or had any materially adverse change in its relations with its employees or consultants.

               (o) DISCLOSURE. No representation or warranty by Seller or by any Executive contained in or delivered pursuant to this Agreement, and no statement or certificate furnished or to be furnished by Seller or any Executive to Purchaser, contains any untrue statement of a material fact, or omits to state any material fact required to make the statements herein or therein contained not misleading. The representations and warranties contained in this
Section 5 shall not be affected or deemed waived by reason of the fact that Purchaser (or any agent of Purchaser) knew or should have known that any such representation or warranty is inaccurate in any respect.

          6.   REPRESENTATIONS AND WARRANTIES BY PURCHASER

          Purchaser, on behalf of itself and the GeoDemX Subsidiary, represents and warrants to Seller and the Executives as follows:

               (a) ORGANIZATION. Purchaser is a corporation duly organized, and validly existing and in good standing under the laws of the state of Delaware and has the full corporate power and authority to enter into this Agreement and the related agreements referred to herein and to carry out the transactions contemplated hereby and thereby. The GeoDemX Subsidiary is a corporation duly organized, validly existing and in good standing under the law of the state of Michigan, has no assets or liabilities, and will have no assets or liabilities as of the Closing Date, and will, immediately upon the Closing, obtain all of the Seller's Assets so as to operate the business of Seller as of such date.

               (b) AUTHORIZATION AND APPROVAL OF AGREEMENT. All proceedings required to be taken by Purchaser to authorize the execution, delivery and performance of this Agreement (including the election of Larry Brophy and Murray Davis as members of the Board of Directors of the GeoDemX Subsidiary) and the agreements relating hereto have been properly taken, and this Agreement constitutes the valid and binding obligations of Purchaser.

               (c) LITIGATION. There is no legal action, suit, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect or to the knowledge of Purchaser threatened against or relating to Purchaser in connection with or relating to the transactions contemplated by this Agreement and Purchaser does not know or have any reason to be aware of any basis for the same.

          7.   CONDUCT OF BUSINESS PRIOR TO CLOSING

               (a) Prior to the Closing, Seller shall conduct its business and affairs only in the ordinary course and consistent with its prior practice and shall maintain, keep and preserve Seller's Assets in good condition and repair, and maintain insurance thereon in accordance with present practices, and Seller will use its best efforts to preserve its business intact, to preserve for the benefit of Purchaser the goodwill of its suppliers and customers and others having business relations with it and to pay all payables and other liabilities of Seller in the ordinary course and consistent with past practice. Seller shall give Purchaser prompt written notice of any change in any of the information contained in the representations and warranties made in Section 5 hereof or the Annexes referred to therein which occurs prior to the Closing. Without limiting the generality of the foregoing, prior to the Closing, Seller will not without Purchaser's prior approval, which will not be unreasonably withheld, change its certificate of incorporation or by-laws (except as contemplated by Section 4(a)(viii) hereof) or merge or consolidate or obligate itself to do so with or into any other entity.

          8.   BULK SALE COMPLIANCE

          The Seller and the Executives represent, warrant and covenant that Seller's primary business is not, has never been, and from the date hereof until the Closing Date, will not be, the sale of merchandise from stock, as referred to in the Michigan Uniform Commercial Code - Bulk Transfers, as presently in effect (the "Bulk Sales Law").

          Purchaser hereby waives compliance by Seller with the provisions of the Bulk Sales Law to the extent same may be deemed applicable to the transactions herein contemplated, and each Executive warrants, agrees and covenants to pay and discharge when due all claims of creditors which may be asserted against Purchaser by reason of such non-compliance, provided such warranty, agreement and covenants will not apply to liabilities specifically assumed by Purchaser under the Transferred Agreements and Customer Agreements or as set forth in Annexes C hereof. Each Executive, jointly and severally, agrees to indemnify and hold Purchaser harmless from, against, and in respect of (and shall on demand reimburse Purchaser for) any and all loss, liability, damage, cost or expense, including, without limitation, attorney's fees suffered or incurred by Purchaser by reason of the failure of Seller to pay or discharge any such claims.

          9.   COVENANTS OF PURCHASER

               (a) Purchaser covenants and agrees that at the Closing, it will transfer all of the assets (and the business) it is acquiring from Seller to the GeoDemX Subsidiary, and will not cause this GeoDemX Subsidiary to engage in any business or activity which is unrelated to the business of Seller. The foregoing transfer will not, however, relieve Purchaser from any of its liabilities or obligations to Seller as set forth herein.

               (b) The Purchaser has agreed to advance to the GeoDemX Subsidiary the sum of $485,000 (which sum takes into account advances/loans by the Purchaser to the Seller made prior to the date hereof of $60,000) on the date hereof, which monies are to be disbursed and/or utilized in accordance with a schedule attached hereto as Annex K. The Purchaser further agrees to advance to the GeoDemX Subsidiary such additional funds (up to a maximum of $750,000, inclusive of the aforementioned $485,000) between September 1, 1995 and December 31, 1995 as are expected to be needed by the GeoDemX Subsidiary, all in accordance with the schedule and as approved by the Board of Directors of the GeoDemX Subsidiary:

               (c) Purchaser further agrees that it will not interfere with, or impair, or otherwise inhibit the GeoDemX Subsidiary from utilizing its funds (including the Funds provided by the Purchaser pursuant to the preceding paragraph) to meet its requirements in accordance with the schedule. For purposes of this provision, the foregoing covenant includes Purchaser's agreement not to impose or create any material or significant financial, managerial or technical burdens on the GeoDemX Subsidiary which, in Purchaser's reasonable opinion as concurred with by Larry Brophy and Murray Davis (in their capacity as Directors of the GeoDemX Subsidiary), are materially inconsistent with the financial, management or technical plans for the GeoDemX Subsidiary.

               (d) Notwithstanding the foregoing, nothing herein shall be deemed the Purchaser's commitment, promise or agreement to (i) provide funding to the GeoDemX Subsidiary in excess of $750,000 (as provided for in Annex K) or
(ii)  extend the period beyond June 1, 1996 to provide such funding.

               (e) As a further condition to Purchaser's commitments pursuant to this Paragraph, the Executives, in their role as employees, officers and directors of the GeoDemX Subsidiary, will regularly (which means at least as frequently as each week) provide Purchaser with a detailed written summary of the status of the GeoDemX Subsidiary's business, including its financial condition (and prospective financial condition), research and development efforts, marketing plans and efforts personnel issues, and other relevant and material matters as Purchaser may reasonably request.

          10.  DIRECTORS AND SHAREHOLDERS AUTHORIZATION

               (a) Simultaneously herewith Seller has delivered to Purchaser, and Purchaser has delivered to Seller, a copy of the resolutions of their respective Boards of

Directors, together with any and all required resolutions or consents of their respective shareholders, approving the execution and delivery of this Agreement and the consummation of all of the transactions contemplated hereby, duly certified by an officer thereof.

          11.  [Intentionally omitted]

          12.  CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS

          All obligations of Purchaser hereunder are subject, in the reasonable discretion of Purchaser, to the fulfillment of each of the following conditions at or prior to the Closing, and Seller shall use its best efforts to cause each such condition to be so fulfilled:

               (a) All representations and warranties of Seller and the Executives contained herein or in any documents delivered pursuant hereto shall be true and correct in all material respects when made and shall be deemed to have been made again at and as of the Closing Date, and shall then be true and correct in all material respects except for changes in the ordinary course of business after the date hereof in conformity with the covenants and agreements contained herein;

               (b) All covenants, agreements and obligations required by the terms of this Agreement to be performed or observed by Seller and the Shareholders at or before the Closing shall have been duly and properly performed or observed, as the case may be, in all material respects, and all documents or instruments required to be delivered by Seller and any Shareholder to Purchaser at or prior to the Closing shall have been so delivered;

               (c) Since the date of this Agreement there shall not have occurred any material adverse change in Seller's Assets;

               (d) No action or proceeding shall have been threatened, instituted or pending before any court or governmental agency or other regulatory or administrative agency or commission, by any governmental agency or other regulatory or administrative agency or commission or by any other person,
(i) challenging the acquisition by Purchaser of Seller's Assets, (ii) seeking to prohibit Purchaser's ownership or operation of all of Seller's Assets, or to compel Purchaser to dispose of all or any portion of Seller's Assets, or (iii) otherwise materially adversely affecting the Seller's Assets or Purchaser's ownership or operation of Seller's Assets; and

               (e) Seller shall have satisfied, or made arrangements to satisfy, the applicable Michigan taxing authorities (which may include an escrow of certain monies), such that said taxing authorities shall not be entitled to any lien upon any of Seller's Assets, upon consummation of the transactions contemplated hereby.

          13.  CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS

          All obligations of Seller hereunder are subject, at the option of Seller, to the fulfillment by Purchaser of each of the following conditions at or prior to the Closing:

               (a) All representations and warranties of Purchaser contained herein or in any document delivered pursuant hereto shall be true and correct in all material respects when made and shall be deemed to have been made again at and as of the Closing, and shall then be true and correct in all material respects except for changes in the ordinary course of business after the date hereof in conformity with the covenants and agreements contained herein.

               (b) All covenants, agreements and obligations required by the terms of this Agreement to be performed or observed by Purchaser at or before the Closing shall have been duly and properly performed or observed, as the case may be, in all material respects, and all documents or instruments required to be delivered by Purchaser to Seller at or prior to the Closing shall have been so delivered.

               (c) No action or proceeding shall have been threatened, instituted or pending before any court or governmental agency or other regulatory or administrative agency or commission, by any governmental agency or other regulatory or administrative agency or commission or by any other person,
(i) challenging the sale by Seller to Purchaser of all or any material portion of the Seller's Assets, (ii) seeking to prohibit Seller's disposition of all or any material portion of Seller's Assets, or to compel Seller to retain any material portion of Seller's Assets, or (iii) otherwise materially adversely affecting the sale by Seller or Seller's Assets.

          14.  INDEMNIFICATION OF PURCHASER

               (a) Seller and Executives, jointly and severally, agree that, notwithstanding the Closing, for the sale of assets provided for herein and regardless of any investigation at any time made by or on behalf of Purchaser or of any information Purchaser may have in respect thereof, Seller and the Executives, jointly and severally, will indemnify and hold Purchaser (which term in this Paragraph 14 includes the GeoDemX Subsidiary) harmless from and against any damage, liability, loss or deficiency (including, without limitation, reasonable attorneys' fees and other costs and expenses incident to any suit, action or proceeding) arising out of or resulting from, and will pay Purchaser on demand the full amount, any sum or sums which Purchaser may pay or become obligated to pay on account of: (i) any inaccuracy in any representation or the breach of any warranty made by Seller or the Executives hereunder, (ii) any failure of Seller or the Executives duly to perform any term, provision, covenant, agreement, or condition hereunder on the part of Seller or the Executives to be performed, and (iii) any liability or obligation with respect to Excluded Assets or Excluded Liabilities. In particular, statements of fact contained in any written statement delivered by or on behalf of Seller pursuant hereto or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by Seller and the Executives hereunder. All covenants, agreements, representations and warranties made by Seller or the Executives hereunder or pursuant hereto or in connection with the transactions contemplated hereby and referred to in this Agreement shall survive the Closing and the delivery of the Seller's Assets or any instrument of conveyance, subject to the provisions of subparagraph 14(e)(ii) hereof.

               (b) In case of the assertion in writing of any claim initiated or asserted by any person, firm, governmental authority or corporation other than Purchaser and any affiliate of Purchaser (a "Third Party Claim") or the commencement of any litigation asserting a Third Party Claim which may give rise to any obligation of Seller to Purchaser under the provisions of this Section, Purchaser shall give notice thereof as provided hereunder as promptly as practicable after Purchaser's receipt of such written assertion or the commencement of such litigation. If Seller or the Executives (or either of them) reasonably demonstrate to Purchaser that Seller (or the Executives) will be able to pay the full amount of potential liability in connection with any Third Party Claim, Seller (or the Executives) may at its sole cost and expense, upon written notice given to Purchaser within thirty (30) days after its receipt of Purchaser's notice under this Section, assume the defense, with counsel reasonably satisfactory to Purchaser, of any such Third Party Claim or litigation, provided that Seller (or the Executives) admits in writing to Purchaser its liability solely as between it and Purchaser with respect to all material elements thereof. If Seller (or the Executives) assumes the defense of any such claim or litigation, the obligations of Seller (and the Executives) hereunder as to such claim or litigation shall be limited to taking all steps necessary in the defense or settlement thereof and to holding Purchaser harmless from and against any and all losses, liabilities, expenses and damages caused by or arising out of any settlement approved by Seller (or the Executives) or any judgment in connection with such claim or litigation, and Purchaser shall make available to Seller (and the Executives) such books and records in Purchaser's possession as Seller (or the Executives) may reasonably require in connection with such defense. Except with the express prior written consent of Purchaser (which shall not be unreasonably withheld), Seller (and the Executives) shall not consent to the settlement or entry of any judgment arising from any such claim or litigation which in each case does not include as an unconditional term thereof the giving by the claimant or plaintiff, as the case may be, to Purchaser of any unconditional release from all liability in respect thereof unless Seller (and the Executives) has actually paid the full amount of any such settlement or judgment. Purchaser shall be entitled to be consulted about (but not control) the defense of, and receive copies of all pleadings and other material papers in connection with, any such claim or litigation and shall be entitled to approve any settlement or final settlement to be implemented on its behalf. If Seller (and the Executives) do not assume the defense of any such claim or litigation, Purchaser may defend the same in such manner as it may deem appropriate, including but not limited to settling such claim or litigation after giving reasonable notice of the same to Seller (and the Executives) on such terms as Purchaser may deem appropriate, and Seller and the Executives will promptly reimburse Purchaser in accordance with the provisions of this Section, provided that Purchaser provide Seller and the Executives with copies of all pleadings and other material documents in connection with any such claim or litigation and that Seller (and the Executives) is consulted about (albeit not in control of) such litigation. Anything contained in this Section to the contrary notwithstanding, (i) Seller and the Executives shall not be entitled to assume the defense of any such claim or litigation if the Third Party Claim seeks an order, injunction or other equitable relief against Purchaser which, if successful, might materially interfere with, or adversely affect, the operation by Purchaser or of Seller's Assets; and (ii) Purchaser may defend any Third Party Claim to which Purchaser may have a defense or counterclaim which Seller (or any Executive) is not entitled to assert to the extent necessary to assert and maintain such defense or counterclaim provided that Purchaser provide Seller or the Executives with copies of all pleadings and other material documents in connection with any such claim or litigation and that Seller and the Executives are consulted about (albeit not in control of) such litigation.

               (c) Purchaser hereby agrees to indemnify and hold Seller and the Shareholders harmless from, against and in respect of (and shall on demand reimburse Seller for) any and all claims, loss, liability, damage, cost or expense suffered or incurred by Seller by reason of (i) the failure of Purchaser to pay or discharge any of the Assumed Liabilities as provided in Section 1(b) hereof, (ii) any third party claims or actions arising out of Purchaser's actions in connection with this transaction, or (iii) actions or claims arising out of failure by Purchaser (or the GeoDemX Subsidiary) to perform any obligations under the Customers Agreements or Transferred Agreements.

               (d) In case of the assertion in writing of any Third Party Claim or the commencement of any litigation asserting a Third Party Claim which may give rise to any obligation of Purchaser to Seller under the provisions of this Section, Seller shall have the rights, duties and obligations of Purchaser under
Section 14(a) and Purchaser shall have the right, duties and obligations of Seller.

               (e) The foregoing indemnities by Seller and/or the Executives shall be limited by the following provision (which shall constitute liquidated damages):

                    i) Any amounts of any indemnification to which Purchaser may be entitled to receive from the Seller or any Executives shall be satisfied only out of the Earn-Out Payments (if any) which are made, or which may (at a future point in time) be made to the Executives, and Purchaser (or any person who obtains any rights from Purchaser) shall not seek to obtain any amount of indemnification from any other property, asset or right of such person; and

                    ii) Any claim for indemnification by Purchaser must be made against the Seller and/or the Executives prior to December 31, 1996; PROVIDED, HOWEVER, the foregoing limitations shall not apply to any claims, damages or indemnification to which Purchaser may be entitled to obtain by reason of a breach of the provision of Paragraph 5(a) and (d) hereof or Paragraph 15 hereof.

          15.  BROKERS

          Seller and the Executives, jointly and severally, covenant and warrant to Purchaser that except for the agreement dated June 19, 1995 with Gobind Sahney (attached as Exhibit L) who will be entitled to receive the compensation set forth in the agreement, there was no broker or finder who acted for them in connection with this Agreement or the transactions contemplated hereby and no one is entitled to any brokerage commission finder's fee or similar commission, fee or charge in respect thereof based in any way on agreements, arrangements or understandings made by it or them.

          16.  NOTICES

          Any and all notices or other communications required or permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or mailed by first class certified or registered mail, return receipt requested, or when sent by nationally recognized overnight courier addressed to the parties at the following addresses (or at such other address as any such person may specify by notice to all other such persons given as aforesaid):

          If to Seller or the Executives, to:

          GeoDemX Corporation
          17117 Nine Mile Road
          Southfield, Michigan  48075
          Attn: Larry Brophy

          Michael Raymond, Esq.
          Lewis, White & Clay
          1300 First National Building
          Detroit, Michigan  48226

          If to Purchaser, to:

          American List Corporation
          330 Old Country Road
          Mineola, New York  11501
          Attention:  Martin Lerner, President

          Ruskin, Moscou, Evans & Faltischek, P.C.
          170 Old Country Road
          Mineola, New York  11501
          Attention: Raymond S. Evans

          17.  MISCELLANEOUS

               (a) This Agreement (together with the Annexes hereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by all of the parties hereto.

               (b) No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party given such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

               (c) This Agreement may not be assigned by any party without the prior written consent of all other parties, except that Purchaser may assign this Agreement with Seller's consent, such consent not to be unreasonably withheld, and upon the assumption of all of Purchaser's liabilities and obligations hereunder shall thereupon by relieved of all liability hereunder. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, assigns and personal representatives.

               (d) The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of said sections.

               (e) Each party hereto shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party hereto in order to carry out the provisions and purposes of this Agreement.

               (f) Seller will pay all sales, transfer and documentary taxes, if any payable in connection with the sale, conveyances, assignments, transfers and deliveries to be made to Purchaser hereunder.

               (g) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original.

               (h) This Agreement and all amendments hereto shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              AMERICAN LIST CORPORATION:


                              By: /s/ Martin Lerner
                                 _____________________

                              GEODEMX CORPORATION


                              By: /s/ Larry Brophy
                                 ______________________

                              EXECUTIVES:

                              /s/ Larry Brophy
                              __________________________
                              Larry Brophy


                              /s/ Murray Davis
                              __________________________
                              Murray Davis

                                     ANNEX A

                       (SUMMARY OF ASSETS TO BE ACQUIRED)



INVENTORY                                                        $ 2,591.75

FURNITURE & FIXTURES                          $7,390.55

OFFICE EQUIPMENT                               8,115.65

COMPUTER EQUIPMENT                            34,276.75
                                              ---------

        SUB-TOTAL                            $49,782.95

LESS:
ACCUMULATED DEPRECIATION                     (30,707.02)
                                             ----------

        TOTAL                                                     19,075.93

CASH                                                               1,365.69

PREPAID EXPENSES                                                   4,156.80

DEPOSITS - RENT                                                    2,272.00
                                                                   --------

COMBINED TOTAL                                                   $29,462.17


                                     ANNEX B

DESCRIPTION OF SOFTWARE PRODUCT

GEOWIZARD-REGISTERED TRADEMARK- Version 2.0 is the current version of the Company's CD_ROM delivered, Windows-REGISTERED TRADEMARK- based focused marketing software tool. GeoWizard is built with MapInfo-REGISTERED TRADEMARK-and integrates the most accurate and complete maps, demographic data and consumer lists in one easy-to-use product. GEOWIZARD VERSION 2.0 enables the user to automatically create a demographic profile of their current clients, locate the pockets of households in your market area that match that profile and then obtain their names, addresses and phone numbers. Additionally, the user may use GEOWIZARD to obtain the names, address and phone numbers of the neighbors of their best customers.

All data including name address and telephone number lists are provided on CD-ROM and are updated quarterly. Users may purchase updated databases for any state or combination of states.


DEVELOPMENT AND DOCUMENTATION COSTS

Costs associated with the Development and Documentation of the GeoWizard Software Product are:

     GWZ Development Costs               $  73,432.00

     GWZ Documentation Costs             $  10,780.00


GEOWIZARD USER MANUALS

User Manual for GeoWizard Version 1.10a currently exists. Manual for GeoWizard Version 2.0 is in development.

                                     ANNEX C

                                  (LIABILITIES)





ACCOUNTS PAYABLE/SALES TAX DUE                                     $133,032 (1)

OFFICERS WAGES PAYABLE/TAXES DUE
       WAGES PAYABLE
              LARRY  BROPHY  -                  $28,323
              MURRAY DAVIS -                       (181)
                                                -------
                                                $28,142

       TAXES DUE
              LARRY  BROPHY  -                  $30,395
              MURRAY  DAVIS  -                   30,353
                                                -------
                                                $60,748

       TOTAL                                                       $ 88,890

MISCELLANEOUS TAXES                                                $ 17,006

NOTES PAYABLE
              DAVID GONYOR                      $10,000
              SHEILA RICHMOND                    30,000
              DENNIS MILLER                      20,500
              GEORGE RICHMOND                     3,100
                                                -------

       TOTAL NOTES PAYABLE                                         $ 63,600
                                                                   --------

TOTAL ASSUMED LIABILITIES                                          $302,528



(1)  AMOUNT TO BE REDUCED BY $25,000.00 CASH ADVANCED ON 6/19/95.



                                                                                                                        Page: 1 of 8

                                                         GEODEMX CORPORATION
                                                            Aged Payables
                                                         As of Jun 30, 1995

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.
- ------------------------------------------------------------------------------------------------------------------------------------
VENDOR ID                     INVOICE NO                     0-30          31-60          61-90   OVER 90 DAYS     AMOUNT DUE
VENDOR
CONTACT
TELEPHONE 1
- ------------------------------------------------------------------------------------------------------------------------------------

AFP001                        01-12-95                      14.97                                                       14.97
American Family Publish


                                                     ------------   ------------   ------------   ------------   ------------
AFP001                                                      14.97                                                       14.97
AMERICAN FAMILY PUBLIS

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

AIR001                        H1389275                                                    43.00                         43.00
Airborne Express              H5406553                                                    36.96                         36.96
                              H7228524                                     57.98                                        57.98
800-722-0081                  H9281381                                     84.92                                        84.92
                              8939470186                                                   9.00                          9.00
                              J2573756                      65.44                                                       65.44
                              J5259380                       9.98                                                        9.98
                                                     ------------   ------------   ------------   ------------   ------------
AIR001                                                      75.42         142.90          88.96                        307.28
AIRBORNE EXPRESS

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

AME001                        0604                       1,448.09                                                    1,448.09
American Express Compa

800-492-3344
                                                     ------------   ------------   ------------   ------------   ------------
AME001                                                   1,448.09                                                    1,448.09
AMERICAN EXPRESS COMP

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

AME003                        15388                                                                     765.00         765.00
American.dbf                  15390                                                                     402.50         402.50
Chuck Ellis 782-1700
800-554-9807
                                                     ------------   ------------   ------------   ------------   ------------
AME003                                                                                                1,167.50       1,167.50
AMERICAN.DBF

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

AME004                        051995                       446.73                                                      446.73
Ameritech


                                                     ------------   ------------   ------------   ------------   ------------
AME004                                                     446.73                                                      446.73
AMERITECH

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

ASI002                        w/e10/21                                                                  620.00         620.00
Alternative Staff, Inc.       w/e1030                                                                   620.00         620.00
Jean                          3542                                                                      581.25         581.25
810 589-3830                  3555                                                                      418.50         418.50
                                                     ------------   ------------   ------------   ------------   ------------
ASI002                                                                                                2,239.75       2,239.75
ALTERNATIVE STAFF, INC.

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

BAM001                        950402                                    4,147.50                                     4,147.50
Bamberg-Handley, Inc

407-898-1701
                                                     ------------   ------------   ------------   ------------   ------------
BAM001                                                                  4,147.50                                     4,147.50


                                                                                                                        Page: 2 of 8

                                                         GEODEMX CORPORATION
                                                            Aged Payables
                                                         As of Jun 30, 1995

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.
- ------------------------------------------------------------------------------------------------------------------------------------
VENDOR ID                     INVOICE NO                     0-30          31-60          61-90   OVER 90 DAYS     AMOUNT DUE
VENDOR
CONTACT
TELEPHONE 1
- ------------------------------------------------------------------------------------------------------------------------------------

BAMBERG-HANDLEY, INC

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

BCN001                        044000323540                 604.39                                                      604.39
Blue Care Network


                                                     ------------   ------------   ------------   ------------   ------------
BCN001                                                     604.39                                                      604.39
BLUE CARE NETWORK

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

BLU001                        21825                        500.00                                                      500.00
Blue Water Visual Service

313 356-4399
                                                     ------------   ------------   ------------   ------------   ------------
BLU001                                                     500.00                                                      500.00
BLUE WATER VISUAL SERVI

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

CDP001                        00475919                     137.86                                                      137.86
CDP Imaging Systems
Copy Duplicating Sfd
313-353-6460
                                                     ------------   ------------   ------------   ------------   ------------
CDP001                                                     137.86                                                      137.86
CDP IMAGING SYSTEMS

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

CLA001                        2/10/95 148970                                          15,000.00                     15,000.00
Claritas, Inc.

607-2575757
                                                     ------------   ------------   ------------   ------------   ------------
CLA001                                                                                15,000.00                     15,000.00
CLARITAS, INC.

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

COL001                        00018                                                                   1,160.00       1,160.00
Collins Communications        00019                                                                   1,200.00       1,200.00
Ginny Collins
810-542-3633
                                                     ------------   ------------   ------------   ------------   ------------
COL001                                                                                                2,360.00       2,360.00
COLLINS COMMUNICATIONS

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

DAT001                        80575                                                                   1,299.50       1,299.50
Database American List Se


                                                     ------------   ------------   ------------   ------------   ------------

DAT001                                                                                                1,299.50       1,299.50
DATABASE AMERICAN LIST S

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

DET002                        51551391460                  192.15                                                      192.15
Detroit Newspapers

313-223-4000 billing


                                                                                                                        Page: 3 of 8

                                                         GEODEMX CORPORATION
                                                            Aged Payables
                                                         As of Jun 30, 1995

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.
- ------------------------------------------------------------------------------------------------------------------------------------
VENDOR ID                     INVOICE NO                     0-30          31-60          61-90   OVER 90 DAYS     AMOUNT DUE
VENDOR
CONTACT
TELEPHONE 1
- ------------------------------------------------------------------------------------------------------------------------------------

                                                     ------------   ------------   ------------   ------------   ------------
DET002                                                     192.15                                                      192.15
DETROIT NEWSPAPERS

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

EWB001                        10026                                                                     257.95         257.95
EWB

619-930-0440
                                                     ------------   ------------   ------------   ------------   ------------
EWB001                                                                                                  257.95         257.95
EWB

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

FED001                        5-517-04424                   15.50                                                       15.50
Federal Express


                                                     ------------   ------------   ------------   ------------   ------------
FED001                                                      15.50                                                       15.50
FEDERAL EXPRESS

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

FRA002                        494 Prepaid                                               -773.95                       -773.95
Harrington, Franklin & La
Sandy Franklin (atty
810-952-1980
                                                     ------------   ------------   ------------   ------------   ------------
FRA002                                                                                  -773.95                       -773.95
HARRINGTON, FRANKLIN &

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

FRA003                        F6                                        3,240.00                                     3,240.00
Franklin Bank, Lease          F7                         3,240.00                                                    3,240.00
                              Late Fee                     226.80                                                      226.80
                              F8                         3,240.00                                                    3,240.00
                                                     ------------   ------------   ------------   ------------   ------------
FRA003                                                   6,706.80       3,240.00                                     9,946.80
FRANKLIN BANK, LEASE

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

GIS001                        GIB-0100                                                 1,800.00                      1,800.00
GIS World, Inc.

3032234848
                                                     ------------   ------------   ------------   ------------   ------------
GIS001                                                                                 1,800.00                      1,800.00
GIS WORLD, INC.

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

HEA002                        50205                                                                   2,270.00       2,270.00
Healthdemographics            50304                                                    1,700.00                      1,700.00

619-581-3400
                                                     ------------   ------------   ------------   ------------   ------------
HEA002                                                                                 1,700.00       2,270.00       3,970.00
HEALTHDEMOGRAPHICS

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

HOH001                        April                                                                     322.50         322.50
Luke Hohlman                  June-                                                                     322.50         322.50


                                                                                                                        Page: 4 of 8

                                                         GEODEMX CORPORATION
                                                            Aged Payables
                                                         As of Jun 30, 1995

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.
- ------------------------------------------------------------------------------------------------------------------------------------
VENDOR ID                     INVOICE NO                     0-30          31-60          61-90   OVER 90 DAYS     AMOUNT DUE
VENDOR
CONTACT
TELEPHONE 1
- ------------------------------------------------------------------------------------------------------------------------------------

                              July-                                                                     322.50         322.50
800-223-1171                  August                                                                    322.50         322.50
                              Sept.                                                                     322.50         322.50
                              Oct                                                                       322.50         322.50
                              NOV                                                                       322.50         322.50
                              Final Pmt                                                                 322.50         322.50
                                                     ------------   ------------   ------------   ------------   ------------
HOH001                                                                                                2,580.00       2,580.00
LUKE HOHMANN

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

IDT001                        GWZ Rights Purch           7,610.00                                                    7,610.00
Integrated Data Technolo      Reinstate new due                        11,195.00                                    11,195.00
Steve Washburn
(810) 569-6656
                                                     ------------   ------------   ------------   ------------   ------------
IDT001                                                   7,610.00      11,195.00                                    18,805.00
INTEGRATED DATA TECHNOL

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

IDT002                        Royalties                    800.00                                                      800.00
Integrated Data Technolo
Steve Washburn
810-569-6656
                                                     ------------   ------------   ------------   ------------   ------------
IDT002                                                     800.00                                                      800.00
INTEGRATED DATA TECHNOL

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

INCTAX                        941 Penalty                  525.04                                                      525.04
Internal Revenue Service


                                                     ------------   ------------   ------------   ------------   ------------
INCTAX                                                     525.04                                                      525.04
INTERNAL REVENUE SERVICE

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

INF001                        L9749                                                                     577.36         577.36
InfoBase                      Royalties                 25,000.00                                                   25,000.00
Clif Causey
501-336-3600
                                                     ------------   ------------   ------------   ------------   ------------
INF001                                                  25,000.00                                       577.36      25,577.36
INFOBASE

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

ING001                        40-48571-11                                              3,406.00                      3,406.00
Ingram Micro                  40-02120-11                                                127.65                        127.65
Cheryl Carmer                 403049311                                    95.90                                        95.90
716-633-3600                  40-78062-11                  187.75                                                      187.75
                              40-48571-12                  555.00                                                      555.00
                              40-53293-21                   47.50                                                       47.80
                                                     ------------   ------------   ------------   ------------   ------------
ING001                                                     790.55          95.90       3,533.65                      4,420.10
INGRAM MICRO

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

KON001                        97480                                                                     531.42         531.42
Konvisser Custom Softwa       35.00                                                                       7.45           7.45

810-682-0717
                                                     ------------   ------------   ------------   ------------   ------------


                                                                                                                        Page: 5 of 8

                                                         GEODEMX CORPORATION
                                                            Aged Payables
                                                         As of Jun 30, 1995

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.
- ------------------------------------------------------------------------------------------------------------------------------------
VENDOR ID                     INVOICE NO                     0-30          31-60          61-90   OVER 90 DAYS     AMOUNT DUE
VENDOR
CONTACT
TELEPHONE 1
- ------------------------------------------------------------------------------------------------------------------------------------

KON001                                                                                                  538.87         538.87
KONVISSER CUSTOM SOFTW

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

LDDS001                       25900353322                  114.13                                                      114.13
LDDS Communications


                                                     ------------   ------------   ------------   ------------   ------------
LDDS001                                                    114.13                                                      114.13
LDDS COMMUNICATIONS

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

LDDSCON                       20349                                        66.00                                        66.00
LDDS Communications
Conference Calls
1-800-226-6200
                                                     ------------   ------------   ------------   ------------   ------------
LDDSCON                                                                    66.00                                        66.00
LDDS COMMUNICATIONS

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

LEW001                        539 Prepaid                              -1,656.80                                    -1,656.80
Lewis, White & Clay           540 Prepaid                              -2,500.00                                    -2,500.00
Michael T. Raymond
313-961-2550
                                                     ------------   ------------   ------------   ------------   ------------
LEW001                                                                 -4,156.80                                    -4,156.80
LEWIS, WHITE & CLAY

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

MAI001                        46402                                                                     491.00         491.00
Mailer's Software             47954                                       491.00                                       491.00
                              49674                        491.00                                                      491.00
714-492-7000
                                                     ------------   ------------   ------------   ------------   ------------
MAI001                                                     491.00         491.00                        491.00         491.00
MAILER'S SOFTWARE

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

MAP001                        0077603-IN                                                              1,812.20       1,812.20
MapInfo Corp                  0077633-IN                                                                726.10         726.10
Steve Kresl                   0077699-IN                                                              8,371.10       8,371.10
800-627-4968                  0078005-IN                                                                784.00         784.00
                              0077998-IN                                                                175.00         175.00
                              0078093-IN                                                                792.00         792.00
                              0950242-CM                                                               -517.00        -517.00
                              0079719-IN                                               2,257.00                      2,257.00
                              0079969-IN                                                 726.10                        726.10
                              0080359-IN                                                 546.00                        546.00
                              950390R-CM                                              -1,500.00                     -1,500.00
                              Overpmt Cor                                   5.00                                         5.00
                              0080944-IN                                  149.00                                       149.00
                              0081239-IN                                1,137.00                                     1,137.00
                              9504370-CM                               -1,527.45                                    -1,527.45
                              0081576-IN                                7,022.40                                     7,022.40
                              0081755-IN                   156.00                                                      156.00
                              0081744-IN                   841.00                                                      841.00
                              0081763-IN                   975.10                                                      975.10
                              Feb0019-FC                                                                399.88         399.88
                              Mar0099-FC                   246.03                                                      246.03
                              Apr0185-FC                   249.39                                                      249.39
                              0082248-IN                   841.00                                                      841.00
                              0082264-IN                    64.00                                                       64.00
                              0082678-IN                   484.00                                                      484.00


                                                                                                                        Page: 6 of 8

                                                         GEODEMX CORPORATION
                                                            Aged Payables
                                                         As of Jun 30, 1995

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.
- ------------------------------------------------------------------------------------------------------------------------------------
VENDOR ID                     INVOICE NO                     0-30          31-60          61-90   OVER 90 DAYS     AMOUNT DUE
VENDOR
CONTACT
TELEPHONE 1
- ------------------------------------------------------------------------------------------------------------------------------------

                              0079687-IN                                                  37.00                         37.00
                              May0038-FC                   190.31                                                      190.31
                                                     ------------   ------------   ------------   ------------   ------------
MAP001                                                   4,046.83       6,785.95       2,066.10      12,543.28      25,442.16
MAPINFO CORP

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

MET001                        4415518 4/15-5/15                           490.84                                       490.84
Metromedia Communicati
4277410/4414533 Acct

                                                     ------------   ------------   ------------   ------------   ------------
MET001                                                                    490.84                                       490.84
METROMEDIA COMMUNICA

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

MIL001                        302755                                                                    300.00         300.00
Miller, Canfield, Paddock

313-963-6420
                                                     ------------   ------------   ------------   ------------   ------------
MIL001                                                                                                  300.00         300.00
MILLER, CANFIELD, PADDOC

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

NOR001                        N19                        2,204.17                                                    2,204.17
Northpark Plaza               N20                        2,204.17                                                    2,204.17
Connie or Sherry
(313)557-2210
                                                     ------------   ------------   ------------   ------------   ------------
NOR001                                                   4,408.34                                                    4,408.34
NORTHPARK PLAZA

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

OFD001                        Fin/Late Cg                                  18.01                                        18.01
Office Depot Credit Plan      MS05/17/95                   176.95                                                      176.95


                                                     ------------   ------------   ------------   ------------   ------------
OFD001                                                     176.95          18.01                                       194.96
OFFICE DEPOT CREDIT PLAN

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

OFF001                        Mo Sum 01/13                                229.71                                       229.71
OfficeMax                     FIN CH 5/11/95                 4.02                                                        4.02

(800) 767-1293
                                                     ------------   ------------   ------------   ------------   ------------
OFF001                                                       4.02         229.71                                       233.73
OFFICEMAX

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

PCM001                        050995                        79.97                                                       79.97
PC Magazine


                                                     ------------   ------------   ------------   ------------   ------------

PCM001                                                      79.97                                                       79.97
PC MAGAZINE

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------


                                                                                                                        Page: 7 of 8

                                                         GEODEMX CORPORATION
                                                            Aged Payables
                                                         As of Jun 30, 1995

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.
- ------------------------------------------------------------------------------------------------------------------------------------
VENDOR ID                     INVOICE NO                     0-30          31-60          61-90   OVER 90 DAYS     AMOUNT DUE
VENDOR
CONTACT
TELEPHONE 1
- ------------------------------------------------------------------------------------------------------------------------------------

PER001                        021875                                                                  1,500.00       1,500.00
Peripheral Technology Gr
David Madson
612-942-7474
                                                     ------------   ------------   ------------   ------------   ------------
PER001                                                                                                1,500.00       1,500.00
PERIPHERAL TECHNOLOGY

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

PET002                        EXCHANGE FOR                                              -488.05                       -488.05
Peterson, Williams & Bize     5 HRS LABOR
Tom O'Brien                   CREDIT
313-995-5000
                                                     ------------   ------------   ------------   ------------   ------------
PET002                                                                                  -488.05                       -488.05
PETERSON, WILLIAMS & BI

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

PIT001                        393041                                       62.81                                        62.81
Pitney-Bowes

800-233-2580
                                                     ------------   ------------   ------------   ------------   ------------
PIT001                                                                     62.81                                        62.81
PITNEY-BOWES

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

RIC002                        NP Int Due                 3,562.50                                                    3,562.50
Sheila Richmond

810-777-3117
                                                     ------------   ------------   ------------   ------------   ------------
RIC002                                                   3,562.50                                                    3,562.50
SHEILA RICHMOND

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

SAN001                        600498                                       71.23                                        71.23
Sanders Printing

810-332-7300
                                                     ------------   ------------   ------------   ------------   ------------
SAN001                                                                     71.23                                        71.23
SANDERS PRINTING

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

SKY001                        11/30-12/21                                                               335.29         335.29
Skyline Club          (D0060  022195                                                                     20.00          20.00
                              Cr Memo                     -230.00                                                     -230.00
810-350-9898
                                                     ------------   ------------   ------------   ------------   ------------
SKY001                                                    -230.00                                       355.29         125.29
SKYLINE CLUB          (D006

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

TAX001                        H627627 Penalty               47.92                                                       47.92
Michigan Dept of Teasur       0608                         325.36                                                      325.36


                                                     ------------   ------------   ------------   ------------   ------------
TAX001                                                     373.28                                                      373.28
MICHIGAN DEPT OF TEASU

VENDOR TOTAL


                                                                                                                        Page: 8 of 8

                                                         GEODEMX CORPORATION
                                                            Aged Payables
                                                         As of Jun 30, 1995

Filter Criteria includes: Report order is by ID. Report is printed in Detail Format.
- ------------------------------------------------------------------------------------------------------------------------------------
VENDOR ID                     INVOICE NO                     0-30          31-60          61-90   OVER 90 DAYS     AMOUNT DUE
VENDOR
CONTACT
TELEPHONE 1
- ------------------------------------------------------------------------------------------------------------------------------------

                                                     ------------   ------------   ------------   ------------   ------------

UPS001                        0000517E83-215                              118.24                                       118.24
United Parcel Services


                                                     ------------   ------------   ------------   ------------   ------------
UPS001                                                                    118.24                                       118.24
UNITED PARCEL SERVICES

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

VER001                        1244                                                                       -5.00          -5.00
Veritech, Inc.
Nick Salla
215-566-7122
                                                     ------------   ------------   ------------   ------------   ------------
VER001                                                                                                   -5.00          -5.00
VERITECH, INC.

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

VIS002                        05/04 DMAD                    38.00                                                       38.00
Bank of America Visa (Ly


                                                     ------------   ------------   ------------   ------------   ------------
VIS002                                                      38.00                                                       38.00
BANK OF AMERICA VISA (L

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

WOG001                        12/16-12/20                                                               225.00         225.00
Robert A Wogan, CPA           02/28/95                                                   225.00                        225.00
Bob Wogan                     May                          150.00                                                      150.00

                                                     ------------   ------------   ------------   ------------   ------------
WOG001                                                     150.00                        225.00         225.00         600.00
ROBERT A WOGAN, CPA

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------

YMI001                        4523                          99.00                                                       99.00
Young Minds Inc.

909-335-1350
                                                     ------------   ------------   ------------   ------------   ------------
YMI001                                                      99.00                                                       99.00
YOUNG MINDS INC.

VENDOR TOTAL
                                                     ------------   ------------   ------------   ------------   ------------
REPORT TOTAL                                            58,181.52      22,998.29      23,151.91      28,700.50     133,032.22
                                                     ------------   ------------   ------------   ------------   ------------
                                                     ------------   ------------   ------------   ------------   ------------


                                     ANNEX D

                      SALES CONTRACTS & CUSTOMER AGREEMENTS

SALES INVOICED AWAITING PAYMENT               AMOUNT

U.S. STRUCTURES                               $  4,694.00
AMERICA.DBF                                        651.00
AUTOTOTE LOTTERY CORP.                           1,155.75
THOMPSON ASSOCIATES                                107.06
AMERITECH                                        1,397.72
HEALY CORPORATE SOLUTIONS                          210.94
JACOM COMPUTER SERVICES                            699.60
QUANTUM MANAGEMENT GROUP                           655.55
STEVE COOK                                       2,500.00
                                               ----------
        TOTAL                                 $ 12,071.62

SALES ORDERED BUT NOT INVOICED

WAYNE STATE UNIVERSITY                        $    892.50
DAY-TIMERS                                         667.50
CHRYSLER CORP.                                   4,745.00
                                              -----------
        TOTAL                                 $  6,305.00


TOTAL INVOICED SALES                          $ 12,071.62
TOTAL UNINVOICED SALES                        $  6,305.00
TOTAL INVOICED & NON INVOICED SALES           $ 18,376.62


                                     ANNEX E

                           INSURANCE POLICIES & LEASES

TITLE                       LESSOR                DESCRIPTION
                            AGENCY

HEALTH INSURANCE            BLUE CARE NETWORK     MEDICAL INSURANCE

WORKER'S COMPENSATION       ROYAL UNDERWRITERS    ANNUALLY THRU 11/7/95

BUSINESS INSURANCE POLICY   ROYAL UNDERWRITERS    ANNUALLY THRU 12/5/95

COMPUTER EQUIPMENT LEASE    FRANKLIN BANK         COMPUTER EQUIPMENT

OFFICE LEASE                NORTH PARK PLAZA      SUITE RENTAL

LICENSING RIGHTS            CD-ROM, INC.          CDR COMPRESSION
                            AMERICA.DBF           OEM STREET FILE
                                                      AGREEMENT

                                    ANNEX E

                            (TRANSFERRED AGREEMENTS)

     Unless otherwise noted, Seller has received either oral or written consent from the following third parties to the transfer of the Agreements set forth below to the GeoDemX Subsidiary:

1 Authorized Value Added Reseller Agreement between Mapping Information Corporation and GeoDemX Corporation dated August, 1993. THIS AGREEMENT WILL BE TERMINATED ON OR ABOUT THE CLOSING DATE. Mapping Information Systems Corporation has agreed to enter into a new agreement following the Closing with the GeoDemX Subsidiary.

2.   Letter to Larry Brophy from Mailer's Software dated January 20, 1994.

3. Mapping Information Systems Corporation Authorized Developer/Reseller Agreement for United States and Canadian Developers dated August 11, 1993. THIS AGREEMENT WILL BE TERMINATED ON OR ABOUT THE CLOSING DATE. Mapping Information Systems Corporation has agreed to enter into a new agreement following the Closing with the GeoDemX Subsidiary.

4.   Contract between Luke Hohmann and GeoDemX Corporation dated December, 1993.

5. FTD Project: Joint Development and Marketing Agreement between GeoDemX Corporation and Healy Corporate Solutions, Inc. dated September 26, 1994.

6. Agreement by and between Hogg Robinson of Minnesota, Inc. d/b/a Hogg Robinson Marketing Services and GeoDemX Corporation dated January 31, 1995.

7.   Lease Agreement between Midwest Leasing Group and GeoDemX dated May 11,
     1994.

8. Consulting Services Agreement between Collins Communications and GeoDemx dated April 2, 1994.

9. Promissory Note between GeoDemX Corporation and Compu-Ease, Inc d/b/a the L.E.A.D. Group dated January 1, 1993.

10.  Letter to L.E.A.D. Group from Larry Brophy regarding Payment in Full.

11. Promissory Note between GeoDemx Corporation and George Richmond dated April 22, 1995.

12. Promissory Note between GeoDemX Corporation and Sheila D. Richmond dated September 30, 1994, and related Letter Agreement dated May 29, 1995.

13. Short Term Loan to GeoDemX Corporation between Dennis K. Miller and GeoDemX Corporation dated June 20, 1995.

14. Proposal for Marketing Services between GeoDemx Corporation and Tom Kippola Consulting dated October, 1994.

15. GeoWizard Rights Purchase Agreement by and between GeoDemX Corporation and Larry Brophy and Integrated Data Technologies dated October 25, 1994.

16. Amended and Restated GeoWizard Rights Purchase Agreement by and between GeoDemX Corporation, IDT and Stephen Washburn.

17.  Engagement between GeoDemX Corporation and Medipro dated November 7, 1994.

18. License Agreement between Claritas Inc. and GeoDemX Corporation dated February 23, 1994.

19. Demobase License Agreement between Donnelley Marketing, Inc. and GeoDemX Corporation dated June 1, 1995.

20.  InfoBase/GeoDemX Relationship Agreement dated March 7, 1994.

21.  Letter to Infobase from Larry Brophy regarding monetary obligations.

22. Software License Agreement between CD-ROM Technologies, Inc. and GeoDemX Corporation dated March 29, 1994 (expires on March 29, 1995).

23. Letter from GeoDemX Corporation to Gobind Sahney regarding financial agreement dated March 30, 1995.

                                    DIRECTORY      ANNEX F         CUSTOMER LIST
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

AAA Michigan
David Hatch
(313)462-7297                      SEC:
17380 N. Laurel Park Dr.

Livonia                                                     Livonia
MI                                                          MI
48152

- --------------------------------------------------------------------------------

AAA Michigan
Kathy Moore
(313)462-7287                      SEC:  Tanya              (- )-
17380 Laurel Park Dr North

Livonia                                                     Livonia
MI                                                          MI
48152

- --------------------------------------------------------------------------------

Accucall
Steve Glaser
(201)891-3799                      SEC:
60 Lawlins Park

Wyckoff                                                     Wyckoff
NJ                                                          NJ
07481

- --------------------------------------------------------------------------------

Acculogic, Inc.
David E. Bavis
(513)677-0556                      SEC:                     (513)820-6277
201 Grandin Rd.                                             PO Box 337

Maineville                                                  Maineville
OH                                                          OH
45039-033

- --------------------------------------------------------------------------------

Akzo - Nobel
Karen Marshall
(810)637-5227                      SEC:
1845 Maxwell St.

Troy                                                        Troy
MI                                                          MI
48084

- --------------------------------------------------------------------------------


6/16/95                                                                  Page: 1

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

Allnet Communications
Dale Thomas
(810)433-4126                      SEC:
30300 Telegraph Rd

Bingham Farms                                               Bingham Farms
MI                                                          MI
48025

- --------------------------------------------------------------------------------

Allstate Insurance Co.
Andrew Agbay
(810)351-7078                      SEC:
100 Galleria Office Centre                                  Suite 300

Southfield                                                  Southfield
MI                                                          MI
48034

- --------------------------------------------------------------------------------

Alpha Information Systems
Sydney Lutz
(313)961-3030                      SEC:
400 Monroe Street                                           Suite 470

Detroit                                                     Detroit
MI                                                          MI
48226

- --------------------------------------------------------------------------------

Ameritech/Michigan
Joe Hymes
(313)223-8507                      SEC:
1365 Cass                                                   Room 708

                                                            Detroit
Detroit
MI                                                          MI
48226

- --------------------------------------------------------------------------------

Archetype
Ron Thomas
(313)665-1180                      SEC:                     (- )-
518 E. Washington

Ann Arbor                                                   Ann Arbor
MI                                                          MI
48104




6/16/95                                                                  Page: 2

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

Auto-Owners Insurance
Jonathan D. Williams
(517)323-1432                      SEC: SHIP TO:'PC SERVI   ( ) -
P.O. Box 30660                                              6101 Anacapri Blvd

Lansing                                                     Lansing
MI                                                          MI
48909

- --------------------------------------------------------------------------------

Autotote Lottery Corporation
Beryl Flynn
(410)998-0849                      SEC:                     (410)998-0800
11435 Cronhill Drive

Owings Mills                                                Owings Mills
MD                                                          MD
21117

- --------------------------------------------------------------------------------

Budco Integrated Mktg. Services
John Galleher
(313)225-5155                      SEC:
13131 Lyndon

Detroit                                                     Detroit
MI                                                          MI
48227

- --------------------------------------------------------------------------------

Burnett Direct
Brian Allen
(810)932-7100                      SEC:
31700 W. 13 Mile                                            Suite 101

Farmington Hills                                            Farmington Hills
MI                                                          MI
48334-217

- --------------------------------------------------------------------------------

Burnett   Direct
Theodore R. Kelter, III
(810)932-7100                      SEC:
31700 W. 13 Mile                                            Suite 101

Farmington Hills                                            Farmington Hills
MI                                                          MI
48334-217

- --------------------------------------------------------------------------------



6/16/95                                                                  Page: 3

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

C & J Clark America, Inc.
Richard Scheerer
(215)444-6550                      SEC:
520 South Broad St.

Kennett Square                                              Kennett Square
PA                                                          PA
19348

- --------------------------------------------------------------------------------

Cable Systems Survey Company
Tom Tatro
(616)781-3455                      SEC:
P.O. Box 824

Marshall                                                    Marshall
MI                                                          MI
49068

- --------------------------------------------------------------------------------

Canton Township
Brad Thompson
(313)397-5427                      SEC: Police -- MJ        (1-3)7-5336
1150 Canton Center Rd.

Canton                                                      Canton
MI                                                          MI
48187

- --------------------------------------------------------------------------------

Capitol American Insurance Company
Ms. Audrey Weber
(216)696-6400                      SEC:                     (800)541-2254
1001 Lakeside Avenue

Cleveland                                                   Cleveland
OH                                                          OH
44114

- --------------------------------------------------------------------------------

Charter Twp of West Bloomfield
Randy Cauffiel
(313)682-1200                      SEC:                     (- )-
P.O.  Box  5420

West Bloomfield                                             West Bloomfield
MI                                                          MI
48033

- --------------------------------------------------------------------------------


6/16/95                                                                  Page: 4

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

Chrysler Corporation
Dan Meyers
(810)758-8209               SEC:
25999 Lawrence Ave.                                         CIMS 424-44-53

Centerline                                                  Centerline
MI                                                          MI
48015

- --------------------------------------------------------------------------------

Chrysler Corporation
Gary Havens
(313)956-5386               SEC:                            (- )-
12000 Chrysler Dr                                           CIMS 414-01-15

Highland Park                                               Highland Park
MI                                                          MI
48288-085

- --------------------------------------------------------------------------------

Citizens Insurance Company
Tony Kemnick
(517)546-2160               SEC:
645 West Grand River

Howell                                                      Howell
MI                                                          MI
48843

- --------------------------------------------------------------------------------

Coca Cola
Vincent Lubsey
(404)676-7294               SEC:


Atlanta                                                     Atlanta
GA                                                          GA

- --------------------------------------------------------------------------------

Coca Cola
Bryan Wilber
(404)676-5833               SEC:
PO Drawer 1734

Atlanta                                                     Atlanta
GA                                                          GA
30301

- --------------------------------------------------------------------------------


6/16/95                                                                  Page: 5

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

Cody Olson, Inc.
Phillip Cody
(810)948-1900                      SEC:
29355 Northwestern

Southfield                                                  Southfield
MI                                                          MI
48334

- --------------------------------------------------------------------------------

Comerica, Inc.
Ron Dombrowski
(313)222-4080                      SEC:                     (- )-
211 W. Fort  St                                             P.O. Box 75000

Detroit                                                     Detroit
MI                                                          MI
48275-347

- --------------------------------------------------------------------------------

Consumer Market Analysts
Mark Entenman
(810)614-8404                      SEC:
800 Kirts

Troy                                                        Troy
MI                                                          MI
48084

- --------------------------------------------------------------------------------

Cruise Network, Inc.
Donald Davis
(408)998-3008                      SEC:                     (408)287-5663
1210 S. Bascom Ave.                                         Suite 128

San Jose                                                    San Jose
CA                                                          CA
95128

- --------------------------------------------------------------------------------

CSX Transportation Co.
Doug Kee
(313)464-4921                      SEC:
12780 Levan Rd

Livonia                                                     Livonia
MI                                                          MI
48050

- --------------------------------------------------------------------------------


6/16195                                                                  Page: 6

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

Deharder Investment Corporation
Rhonda Frank
(407)779-0622                      SEC:                     (407)779-0268
P.O. Box 372667

Satellite  Beach                                            Satellite Beach
FL                                                          FL
32937

- --------------------------------------------------------------------------------

Delivery Concepts, Inc.
Fred Stewart
(404)552-1424                      SEC:                     (404)552-1424
2658 Holcomb Bridge Rd                                      Suite 110

Alpharetta                                                  Alpharetta
GA                                                          GA
30201

- --------------------------------------------------------------------------------

Detroit Medical Center
Marty Cerier
(313)745-5093                      SEC:
4201 St. Antoine

Detroit                                                     Detroit
MI                                                          MI
48201

- --------------------------------------------------------------------------------

Detroit Newspapers
Joe Agosta
(313)222-5106                      SEC:                     (313)222-6400
615 W. Lafayette

Detroit                                                     Detroit
MI                                                          MI
48231

- --------------------------------------------------------------------------------

Dirks VanEssen & Associates
Owen VanEssen
(313)646-4230                      SEC:
185 Oakland Blvd.

Birmingham                                                  Birmingham
MI                                                          MI
48009

- --------------------------------------------------------------------------------


6/16/95                                                                  Page: 7

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

Dow Chemical Company
Leona Flores
(517)636-0720                      SEC:                     (- )-
Plastics Dept.                                              2040 Willard H. Dow
                                                            Center

Midland                                                     Midland
MI                                                          MI
48674

- --------------------------------------------------------------------------------

Downriver Community Conference
Paula Boase
(313)281-0700                      SEC:
15100 Northline Road

Southgate                                                   Southgate
MI                                                          MI
48195

- --------------------------------------------------------------------------------

Durakon Industries
Elizabeth Hartsig
(810)664-0850                      SEC:  Andrea
2101 N. Lapeer Road

Lapeer                                                      Lapeer
MI                                                          MI
48446

- --------------------------------------------------------------------------------

E & A Credit Union
Mike Hanes
(313)364-5030                      SEC:
1919 Gratiot Blvd                                           P.O. Box 336

Marysville                                                  Marysville
MI                                                          MI
48040

- --------------------------------------------------------------------------------

Edwards and Drew
Art Cole
(313)995-5003                      SEC:                     (- )-
7270 Warren Rd

Ann Arbor                                                   Ann Arbor
MI                                                          MI
48105

- --------------------------------------------------------------------------------


6/16/95                                                                  Page: 8

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

Emerald Health Network
Pat Schlund
(216)479-2030                      SEC:
16th Floor, Diamond Building                                1100 Superior

Cleveland                                                   Cleveland
OH                                                          OH
44114

- --------------------------------------------------------------------------------

First Commercial Realty & Developme
Larry Osiecki
(810)352-5000                      SEC:
29500 Telegraph Rd., Suite 110

Southfield                                                  Southfield
MI                                                          MI
48034

- --------------------------------------------------------------------------------

First National Financial
Ken Chupinsky
(810)649-5100                      SEC:  Stephanie Gross
1475 W. Big Beaver Rd.                                      Suite 300

Troy                                                        Troy
MI                                                          MI
48084

- --------------------------------------------------------------------------------

First of America Bank
Rick Kuhn
(810)691-3515                      SEC:  Stephanie          (616)376-6996
400 W 4th St

Royal Oak                                                   Royal Oak
MI                                                          MI
48067

- --------------------------------------------------------------------------------

Foremost Insurance Co.
Jerry Tamburello
(616)956-8400                      SEC:
P.O. Box 2450

Grand Rapids                                                Grand Rapids
MI                                                          MI
49501-245

- --------------------------------------------------------------------------------


6/16/95                                                                  Page: 9

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

FTD - Floral Network Division
Jay Kurtzman
(708)719-7906                      SEC:  Brenda
3113 Woodcreek Drive

Downers Grove                                               Downers Grove
IL                                                          IL
60515

- --------------------------------------------------------------------------------

Glaxo, Inc.
Kevin Geraghty
(919)248-2320                      SEC:
5 Moore Drive

Research Triangel Park                                      Research Triangel
NC                                                          Park
27709                                                       NC

- --------------------------------------------------------------------------------

Harlem Furniture Company
Mike Lombardo
(708)617-4700                      SEC:
5957 Butterfield Road

Hillside                                                    Hillside
IL                                                          IL
60162

- --------------------------------------------------------------------------------

Healy Corporate Solutions, Inc
John Healy
(810)559-6680                      SEC:  Randy - wife, Char (800)312-2171
16000 W. Nine Mile Rd                                       Suite 410

Southfield                                                  Southfield
MI                                                          MI
48075

- --------------------------------------------------------------------------------

Hillman Fastener, Inc.
Dan Hoff
(800)800-4900                      SEC:
10590 Hamilton Ave.                                         P.O. Box 31012

Cincinnati                                                  Cincinnati
OH                                                          OH
45231-001

- --------------------------------------------------------------------------------


6/16/95                                                                 Page: 10

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

Hiram Walker & Sons
Mark Martin
(313)965-6611                      SEC:
P.O. Box 33006

Detroit                                                     Detroit
MI                                                          MI
48232-300

- --------------------------------------------------------------------------------

Information Research Ideas & Services
Steve Havens
(517)851-8608                      SEC:
P.O. Box 281

Stockbridge                                                 Stockbridge
MI                                                          MI
49285

- --------------------------------------------------------------------------------

ITT Educational Services, Inc.
Glenn Tanner
(317)594-9499                      SEC:
5975 Castle Creek Parkway, N. Dr.                           P.O. Box 50466

Indianapolis                                                Indianapolis
IN                                                          IN
46250-046

- --------------------------------------------------------------------------------

Johnson Controls, Inc.
Jeffrey Steiner
(313)454-5932                      SEC:
49200 Halyard Drive

Plymouth                                                    Plymouth
MI                                                          MI
48170

- --------------------------------------------------------------------------------

Kawasaki Corporation
Mark Gruetzmacher
(616)954-3025                      SEC:
5080 - 36th Street SE

Grand Rapids                                                Grand Rapids
MI                                                          MI
49512

- --------------------------------------------------------------------------------


6/16/95                                                                 Page: 11

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

Kelly Services
Ed Figura
(313)244-4699                      SEC:                     (-24)-4674
999 West Big Beaver

Troy                                                        Troy
MI                                                          MI
48084

- --------------------------------------------------------------------------------

Kelly Services
Jeffrey Sovel
(810)244-5141                      SEC:                     (- )-
999 W. Big Beaver

Troy                                                        Troy
MI                                                          MI
48084

- --------------------------------------------------------------------------------

Kroger Co., The
Tom Frank
(313)462-6842                      SEC:
PO Box 4444                                                 17197 Laurel Park
                                                            Dr. N

Livonia                                                     Livonia
MI                                                          MI
48151-308

- --------------------------------------------------------------------------------

Lintas Marketing Communications
Jack Baenziger
(313)558-3210                      SEC:                     (313)575-9400
30400 Van Dyke Rd

Warren                                                      Warren
MI                                                          MI
48093

- --------------------------------------------------------------------------------

Logicorp
Cloyd Lesley
(810)737-8357                      SEC:                     (810)737-8340
7125 Orchard Lake Rd                                        Suite Hills

West Bloomfield                                             West Bloomfield
MI                                                          MI
48322
- -------------------------------------------------------------------------------


6/16/95                                                                 Page: 12

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

M & 0 Marketing
Tim Otto
(313)274-7003                      SEC:                     (- )-
2841 Monroe

Dearborn                                                    Dearborn
MI                                                          MI
48050

- --------------------------------------------------------------------------------

M-Care
Iva Stewart
(313)747-7425                      SEC:
3601 Plymouth Road

Ann Arbor                                                   Ann Arbor
MI                                                          Mi
48105-265

- --------------------------------------------------------------------------------

Martin Appraisal, Inc.
John Rutter
(419)241-4998                      SEC:
328 North Erie Street

Toledo                                                      Toledo
OH                                                          OH
43624

- --------------------------------------------------------------------------------

MEDNA
Ms. Kathleen Johnson
(517)332-7679                      SEC:
1350 Kendale Blvd.

East Lansing                                                East Lansing
MI                                                          MI
49826

- --------------------------------------------------------------------------------

Merillat Industries, Inc.
Tim Manwaring
(517)263-0771                      SEC:                     (- )-
P.O. Box 1946

Adrian                                                      Adrian
MI                                                          MI
49221

- --------------------------------------------------------------------------------


6/16/95                                                                 Page: 13

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

Merillat Industries, Inc.
Amy Weber
(517)263-0771                      SEC:
5353 West US 223

Adrian                                                      Adrian
MI                                                          MI
49221

- --------------------------------------------------------------------------------

MESSA
LouAnn Loomis
(517)332-2581                      SEC:                     (- )-
1480 Kendale Blvd                                           P.O. Box 2560

East Lansing                                                East Lansing
MI                                                          MI
48826

- --------------------------------------------------------------------------------

Met Life
Anthony Hodge
(212)468-2242                      SEC:
640 - 5th Av                                                9th Floor

New York                                                    New York
NY                                                          NY
10019

- --------------------------------------------------------------------------------

MichCon Gas
Rick Adomitis
(313)577-7184                      SEC:                     (- )-
Distribution Nobel 2                                        3200 Hudson

Detroit                                                     Detroit
MI                                                          MI
48201

- --------------------------------------------------------------------------------

Michigan Bell Drafting Services
Philip J Sedlock
(313)223-8507                      SEC:
1365 Cass Ave                                               Room 708

Detroit                                                     Detroit
MI                                                          MI
48226

- --------------------------------------------------------------------------------


6/16/95                                                                 Page: 14

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

Michigan Consolidated Gas
Jerry Wenzel
(313)577-7208                      SEC:  Mary DuBono 577-72
Corrosion Control Dept.                                     3200 Hobson, Annex A

Detroit                                                     Detroit
MI                                                          MI
48201

- --------------------------------------------------------------------------------

Michigan Emergency Patrol, Inc.
Stephen C. Ernst
(313)972-2825                      SEC:                     (313)544-2796
Suite 1715 - Fisher Bldg                                    30111 W. Grand Blvd

Detroit                                                     Detroit
MI                                                          MI
48202

- --------------------------------------------------------------------------------

Midland County
Kevin Beeson
(517)832-6790                      SEC:                     (- )-
220 W. Ellesworth

Midland                                                     Midland
MI                                                          MI
48640-519

- --------------------------------------------------------------------------------

Miles Homes, Inc.
Paul Barford
(203)271-0011                      SEC:
20 Reslty Drive                                             P.O. Box 306

Cheshire                                                    Cheshire
CT                                                          CT
06410

- --------------------------------------------------------------------------------

Molly Maid, Inc.
David McKinnon
(313)996-1555                      SEC:  Debbie             (313)971-9779
540 Avis Drive                                              Suite B

Ann Arbor                                                   Ann Arbor
MI                                                          MI
48108

- --------------------------------------------------------------------------------


6/16/95                                                                 Page: 15

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

NBD - Retail Delivery Systems
Keith Nabozny
(313)828-2581                      SEC:
900 Tower Drive                                             Suite 600

Troy                                                        Troy
MI                                                          MI
48098

- --------------------------------------------------------------------------------

NBD Bank
Jon McCloskey
(313)225-3911                      SEC:                     (313)225-3100
Cash Management Department                                  611 Woodward Ave

Detroit                                                     Detroit
MI                                                          MI
48226

- --------------------------------------------------------------------------------

Number Crunchers
Judith Goetz
(313)375-2834                      SEC:                     (- )-
1809 Northcomberland

Rochester Hills                                             Rochester Hills
MI                                                          MI
48309

- -------------------------------------------------------------------------------

Oakland Co.--Comptr Svcs Div.
Joseph P. Maletta, Jr.
(313)858-0728                      SEC:                     (- )-
1025 N. Telegraph Rd.

Pontiac                                                     Pontiac
MI                                                          MI
48053

- --------------------------------------------------------------------------------

Pathfinders GeoEconomics
Thomas Conroy
(313)928-0546                      SEC:                     (- )-
10030 Sterling

Allen Park                                                  Allen Park
MI                                                          MI
48101

- --------------------------------------------------------------------------------


6/16/95                                                                 Page: 16

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

Pulte Home Corporation
Timothy L. Clayson
(313)433-4527                      SEC:
33 Bloomfield Hills Parkway                                 Suite 200

Bloomfield Hills                                            Bloomfield Hills
MI                                                          MI
48013

- --------------------------------------------------------------------------------

R.S.G.C. Computer Services
Roy Guralnick
(313)769-7494                      SEC:                     (313)769-7494
2835 Sequoia

Ann Arbor                                                   Ann Arbor
MI                                                          MI
48103

- --------------------------------------------------------------------------------

Rent-A-Wreck
William Rueter
(310)641-4000                      SEC:  Dee                (800)348-4966
6053 Century Blvd                                           Suite 550

Los Angeles                                                 Los Angeles
CA                                                          CA
90045

- --------------------------------------------------------------------------------

Retail Detail
Doug Wright
(313)540-8150                      SEC:
132 N. Woodward Av.

Birmingham                                                  Birmingham
MI                                                          MI
48009

- --------------------------------------------------------------------------------

Road Commission of Oakland Co.
Winston Myrie
(810)858-4830                      SEC:                     (- )-
2420 Pontiac Lake Rd

Waterford                                                   Waterford
MI                                                          MI
48328

- --------------------------------------------------------------------------------


6/16/95                                                                 Page: 17

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

Ryder Automobile Carrier Division
Steve Worman
(313)952-2000                      SEC:
1450 W. Long Lake Road

Troy                                                        Troy
MI                                                          MI
48098

- --------------------------------------------------------------------------------

Southeast Software Technologies
Steve Ilari
(502)636-0722                      SEC:                     (502)582-3311
2920-C Brownsboro Rd                                        P.O. Box 3923

Louisville                                                  Louisville
KY                                                          KY
40201-392

- --------------------------------------------------------------------------------

Specialized Pharmacy Services
Bill Zimmer
(313)525-3477                      SEC:                     (313)442-3310
33510 Schoolcraft

Livonia                                                     Livonia
MI                                                          MI
48150

- --------------------------------------------------------------------------------

Standard Federal Bank
Carol  Katterson
(810)637-2611                      SEC:                     (- )-
2600 W. Big Beaver Rd

Troy                                                        Troy
MI                                                          MI
48084

- --------------------------------------------------------------------------------

Stark & Company
Randall D. Odom
(810)851-5700                      SEC:                     (- )-
30301 Northwestern Hwy

Farmington Hills                                            Farmington
MI                                                          MI
48334

- --------------------------------------------------------------------------------


6/16/95                                                                 Page: 18

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

Stroh Brewing
Ed Prill
(313)446-2204                      SEC:                     (- )-
300 River Place

Detroit                                                     Detroit
MI                                                          MI
48207

- --------------------------------------------------------------------------------

Sunwest Materials/Cemex
Edmundo Ruiz
(909)784-7900                      SEC:
3525 - 14th Street

Riverside                                                   Riverside
CA                                                          CA
92501

- --------------------------------------------------------------------------------

Technicolor Entertainment Svcs
Joe O'Gorman
(513)383-6079                      SEC:                     (800)993-4567
3418 State Route 73 South

Wilmington                                                  Wilmington
OH                                                          OH
45177

- --------------------------------------------------------------------------------

The Source
John Saxton
(407)951-7767                      SEC:
470 Bahama Drive

Indialantic                                                 Indialantic
FL                                                          FL
32903

- --------------------------------------------------------------------------------

Thompson Associates
Paul Sobolak
(313)665-9500                      SEC:
2929 Plymouth Road                                          Suite 200

Ann Arbor                                                   Ann Arbor
MI                                                          MI
48105

- --------------------------------------------------------------------------------

6/16/95                                                                 Page: 19

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

Titan Insurance Company
James Reggio
(800)775-4642                      SEC:
901 Wilshire Drive; #550

Troy                                                        Troy
MI                                                          MI
48084-560

- --------------------------------------------------------------------------------

Tom Hayes & Company, Inc.
Tom Hayes
(206)486-5131                      SEC:                     (206)487-0783
14711 NE 164th Street

Woodinville                                                 Woodinville
WA                                                          WA
98072-901

- --------------------------------------------------------------------------------

Transportation Technology, Inc.
Bill Kirkland
(800)833-8322                      SEC:                     (313)729-9500
35005 Michigan Avenue

Wayne                                                       Wayne
MI                                                          MI
48184

- --------------------------------------------------------------------------------

Triad/Great Lakes Corp
Gene McDonough
(313)853-1637                      SEC:                     (313)853-1637
288 E. Maple Rd.                                            Suite 165

Birmingham                                                  Birmingham
MI                                                          MI
48009

- --------------------------------------------------------------------------------

Ultrazone, Inc.
Sam T. Eigen
(800)628-2829                      SEC:                     Suite E
2880 East Flamingo

Las Vegas                                                   Las Vegas
NV                                                          NV
89121

- --------------------------------------------------------------------------------


6/16/95                                                                 Page: 20

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

United American Healthcare Corporatio
Kevin Theisen
(313)393-4589                      SEC:
1155 Brewery Park Blvd; #200

Detroit                                                     Detroit
MI                                                          MI
48207

- --------------------------------------------------------------------------------

US Lead Testing & Removal Svcs., Inc
Mark Greitzer
(516)922-1900                      SEC:                     (914)478-1590
10 Townsend Square

Oyster Bay                                                  Oyster Bay
NY                                                          NY
11771

- --------------------------------------------------------------------------------

VPSI
Mark Sperl
(713)820-1062                      SEC: Suzanne Spera
363 N. Sam Houston Pkwy  East                               Suite 500

Houston                                                     Houston
TX                                                          TX
77060

- --------------------------------------------------------------------------------

VPSI
Jon Martz
(810)597-3519                      SEC: 1220 Rankin, Troy   (- )-
Box 159

Detroit                                                     Detroit
MI                                                          MI
48288

- --------------------------------------------------------------------------------

W. K. Kellogg Foundation
Tim Brostrom
(616)969-2154                      SEC: Kim Crowel @ 616-96
1 Michigan Avenue East

Battle Creek                                                Battle Creek
MI                                                          MI
49017-405

- --------------------------------------------------------------------------------


6/16/95                                                                 Page: 21

                                    DIRECTORY
- --------------------------------------------------------------------------------

                                                         NUMBER OF CONTACTS: 109

PRIMARY                                                     SECONDARY
- --------------------------------------------------------------------------------

Wayne Co Dept of Pub Svcs
Clarence Smiley
(313)224-5517                      SEC:                     (- )-
415 Clifford

Detroit                                                     Detroit
MI                                                          MI
48226

- --------------------------------------------------------------------------------

WhiteWater Information Technologies
Roger Kobel
(502)267-4200                      SEC:
10101 Linn Station Road

Louisville                                                  Louisville
KY                                                          KY
40223

- --------------------------------------------------------------------------------

Williams International
Bruce Wilcox
(313)624-5200                      SEC:
2280 W. Maple Road                                          P.O. Box 200

Walled Lake                                                 Walled Lake
MI                                                          MI
48390-020

- --------------------------------------------------------------------------------

Wood Motors Inc
Chuck Wood
(313)372-2600                      SEC:                     (- )-
15351 Gratiot

Detroit                                                     Detroit
MI                                                          MI
48205

- --------------------------------------------------------------------------------


6/16/95                                                                 Page: 22

                                     ANNEX G

                               GEODEMX CORPORATION

                             LISTING OF SHAREHOLDERS
                                (THROUGH 6/2/95)

SHAREHOLDER                  SOURCE                              NUMBER SHARES
- -----------                  ------                              -------------

Larry Brophy                 Initial issuance                          25,000
Muray B. and Marsha Davis    Initial issuance                          25,000
George Richmond Trust        Investment, lease guarantee                4,000
Dennis & Denise Miller       Investment, loan & lease guarantee         4,500
Marc Konvisser               Services, salary balance                   1,451
Tom Kippola                  Services, investment                       1,431
Mark Blazevic                Services                                     548
Gobind Sahney                Services                                   1,125

                                                                       ------
                             TOTAL SHARES ISSUED                       63,055

                                     ANNEX H


     RECEIPT OF COMMON STOCK AS EARN-OUT PAYMENT. Each Shareholder represents and agrees that:

          (a) The Common Stock of American List Corporation which may be delivered as the Earn-Out Payment as defined in the Agreement of Sale and Purchase of Assets dated June 22, 1995 between GeoDemX Corporation, Larry Brophy, Murray Davis and American List Corporation will be acquired for his own account, for investment purposes only, and not for the account of any other person, and not with a view to distribution, assignment or resale to others or to fractionalization in whole or in part;

          (b) The delivery, transfer and assignment of the Common Stock as the Earn-Out Payment as contemplated hereby is intended to be exempt from registration under the 1933 Act by virtue of section 4(2) thereof and/or Regulation D thereunder and he will not sell, transfer, hypothecate or otherwise dispose of such Common Stock except in accordance with the 1933 Act and applicable state securities laws or unless, in the opinion of counsel for American List Corporation, an exemption from the registration requirements thereunder is available;

          (c) No other person now has a direct or indirect beneficial interest in the right to receive any portion of the Earn-Out Payment;

          (d) He has been furnished with and read copies of the documents listed on Exhibit 1 hereto and filed by American List Corporation with the U.S. Securities and Exchange Commission (which documents shall comply with the requirements of Rule 144(c) of the Securities Act of 1933, as amended, or such successor rule or legislation) and that the decision to accept the Common Stock as the Earn-Out Payment is based upon the information set forth in such Documents, and not on any statements (oral or written), promise, projection or information which may have been made by American List Corporation, or any officer, director, employee or agent of American List Corporation;

          (e) He has carefully considered and has, to the extent deemed necessary, discussed with his legal, tax and financial advisors the suitability and tax and legal consequences of the receipt of the Common Stock as an Earn-Out Payment; and

          (f) The certificates representing the Common Stock shall have appropriate legends placed thereon with respect to the restrictions upon their transferability.

                              EMPLOYMENT AGREEMENT

          THIS AGREEMENT made as of this 22nd day of June, 1995, by and between GeoDemX Corporation, a Michigan corporation, (the "Company") and Lawrence Brophy, (the "Executive").

WITNESSETH:

          WHEREAS, the Company desires to employ the Executive under the terms and conditions contained in this Agreement and Executive is willing to be so employed,

          NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein, the parties agree as follows:

          1. EMPLOYMENT AND DUTIES. The Company hereby employs Executive and Executive agrees to serve the Company initially as its President and perform the duties of that office in a competent and prudent manner. The Company also agrees to use its best efforts to cause the Executive to be elected or appointed to the Company's Board of Directors during the Term, as defined herein. In the performance of his employment, Executive shall have such duties and responsibilities as set forth by the Board of Directors, and shall report to the Board of Directors of the Company. The Executive shall be engaged full time in the services required and shall be required to devote approximately forty (40) hours per week to his duties hereunder. During the term of this Agreement, Executive pledges to maintain all business activities of the Company in complete confidence and pledges to keep the Company informed, apprised and aware of all material matters that come to his attention that could affect its business interest.

          2. ANNUAL COMPENSATION. As compensation for his services hereunder (including service as a member of the Company's Board of Directors), the Company shall pay, and the Executive shall accept, an annual base salary of Sixty Thousand and 00/100 ($60,000.00) Dollars, payable in bi-monthly installments of Two Thousand Five Hundred and 00/100 ($2,500.00) Dollars. Executive's annual base salary shall increase to Seventy-Two Thousand and 00/100 ($72,000.00) Dollars on July 1, 1995 and shall be reviewed annually by the Board of Directors thereafter. Any base salary increases shall be effective on July 1 of the year in which the Board of Directors approves the increase, regardless of when the Board acts on such matter.

          3. EXPENSES. It is contemplated that, in connection with his employment hereunder, Executive may be required to incur reasonable and necessary business entertainment and travel expenses. The Company agrees to reimburse Executive in full for all reasonable and necessary business entertainment and other related expenses including, without limitation, mileage and travel expenses, incurred or expended by him incident to the performance of his duties hereunder upon submission by Executive to the Company of vouchers or expense statements reasonably evidencing such expenses.

          4. FRINGE BENEFITS. During the period of his employment with the Company hereunder, Executive shall be entitled to participate in any and all group health insurance, life insurance, accident insurance, medical, pension, profit sharing or other employee benefit plans made available by the Company to any other employee or group of employees of the Company, and shall be eligible for the award of qualifying stock options in the incentive Stock Option Plan of the Company's parent entity, American List Corporation, as the American List Corporation's Stock Option Committee so determines.

          5. VACATIONS. It is understood and agreed by the parties that Executive shall be entitled to personal time off that may be used for any personal reason or for annual vacations (taken consecutively or in segments) in accordance with the normal policy of the Company in effect from time to time. Initially, the Executive shall be entitled to ten (10) hours of personal time for each month of employment, and will begin as of the date of this Agreement. All accumulated time must be used by the end of each calendar year, and any accumulated, but unused, time will be forfeited, without any payment or other compensation, or on termination, if earlier.

          6.   TERM AND TERMINATION.

               (a) Unless earlier terminated as provided herein, this Agreement shall continue in effect for a period of five (5) years from the date hereof (the "Initial Term") and from year to year thereafter (the Initial Term and such additional period called the "Term") unless either party provides the other with at least thirty (30) days written notice of its intention not to renew this Agreement. As a party to a certain Agreement of Sale and Purchase of Assets dated June _______, 1995 (the "Sale Agreement") between GeoDemX Corporation, a Delaware corporation, and American List Corporation (the "Purchaser"), the Executive understands that the maximum financial commitment of Purchaser to the continued funding of the Company is $750,000 as per Section 9 of the Sale Agreement. Accordingly, nothing set forth herein shall be deemed an increase in the Purchaser's commitment pursuant to said
               Section 9, an additional obligation of Purchaser to the Executive, or a guarantee that the Company will have sufficient assets to provide for funding of the Executive's compensation throughout the full period of the Term of the Agreement.

               (b) The Company may terminate the employment of the Executive (and the Executive agrees to resign as a member of the Company's Board of Directors) at any time in the event the Executive:

                    (i) is convicted of a felony or misdemeanor involving moral turpitude;

                    (ii) dies or has become so disabled (whether from physical or mental disease or illness) as to preclude him from reasonably performing his duties hereunder for a period of three (3) consecutive months or for shorter periods aggregating three (3) months during any twelve (12) month period;

                    (iii) shall have materially violated any provision of this Agreement or has materially failed to perform any condition of this Agreement and shall not have remedied such violation or failure to perform within twenty (20) days after written notice from the Board of Directors of the Company specifying such violation; or

                    (iv) commits any act or acts which, in the reasonable opinion of the Company, constitute a material breach of the Executive's fiduciary duties or duties of good faith and loyalty. Except as provided in Subsection 6(e), in any termination under this Subsection 6(b) all rights to future compensation hereunder shall terminate as of the date of termination which shall be deemed a "Cause Termination."

               (c) The Company may also terminate the Executive's services for reasons other than a Cause Termination, and the Executive agrees to resign as a member of the Company's Board of Directors, in which case the Executive shall receive severance pay determined in accordance with Subsection 6(e).

               (d) The Executive may terminate employment under this Agreement, and the Executive agrees to resign as a member of the Company's Board of Directors upon such termination of employment, if the Company fails to appoint or elect the Executive to the Company's Board of Directors or shall have violated any material provision of this Agreement (including its failure or inability to pay the Executive the stated compensation, reimbursement of expenses or provision of fringe benefits) and shall not have remedied such violation within twenty (20) days after written notice from the Executive specifying such violation, in which case the Executive shall be entitled to receive severance pay from the Company determined in accordance with Subsection 6(e) below.

               (e) Upon termination of this Agreement by the Company pursuant to Subsection 6(c) or by the Executive pursuant to Subsection 6(d), the Executive, whether or not his employment by the Company has been terminated, shall nevertheless continue to be entitled to receive his then base salary from the Company for a period of six (6) months paid in a lump sum at termination. The parties agree that the Executive's right to receive payment from the Company pursuant to this Subsection 6(e) shall be the Executive's sole and exclusive remedy hereunder against the Company and the Purchaser (except for any expense reimbursements or remedies available under the Company's benefit plans, including ERISA claims) and Executive hereby waives any claims against the Company, the Purchaser or any of their officers, directors, shareholders or employees for any further compensation, benefits or damages of any nature or description.

               (f) Notwithstanding anything contained in this Agreement to the contrary, in the event Executive is receiving payment through a disability policy or other medical benefits plan maintained by the Company, such payments will not be deducted from any amounts payable by the Company to Executive hereunder during the period such disability payments have been made.

          7. INDEMNIFICATION. The Executive shall be entitled to be indemnified for any loss suffered by him by reason of his acting as an officer, employee or agent of the Company to the full extent provided by Michigan law and the Company's By-Laws.

          8. CONFIDENTIAL INFORMATION. Executive agrees that any and all knowledge or information that may be obtained by him or as to which he has assisted in or may assist in developing in the course of his employment the Company with respect to the conduct and details of the business of the Company and with respect to the business secrets, plans, schematic diagrams and/or details of the Company's computer programs, software or any other confidential or secret process, device, electronic configuration, machine, utensil or art used or manufactured by the Company in its business or in that of any of its subsidiaries or parent corporation will be by him forever held inviolate and be by him concealed from any competitor and all other persons and that he will not impart the knowledge acquired of the said business secrets, plans, secret diagrams and/or details of the Company's operations or marketing, computer programs, software or any other confidential or secret process, device, electronic configuration, machine, utensil or art of the Company to anyone whomsoever, and that should he at any time leave the employ of the Company, whether such termination takes place in accordance with the provisions of this Agreement or for any reason whatsoever, whether with or without cause, the Executive agrees that he will not utilize, disclose, reveal or make known any of the aforesaid confidential information in the employ of, service of, or to any company, association, partnership, or concern or individual for any purpose or reason whatsoever. It is understood between the parties that the Company has no adequate legal remedy in the event of a breach of this Section and therefore is agreed that if the Executive does so violate the provisions of this Section, without precluding the Company from pursuing any other rights and remedies at law or in equity which the Company may have, the Company shall be entitled to an immediate injunction by a competent court of equity enjoining and restraining him and each and every other person concerned, from continuance of such acts as well as an equitable accounting of all earnings, profits and other benefits arising from such violation and Executive shall be liable to reimburse the Company in full for any attorney's fees and expenses incurred in enforcing this Section.

          9. COVENANT NOT TO COMPETE. Executive hereby agrees that during the Term and if the Executive is terminated pursuant to Paragraph 6(b) hereof for a period of one (1) year from the date of termination hereof, he shall not directly or indirectly engage in any geographical area in which the Company shall materially be doing business in any line of business that is competitive with that presently conducted by the Company, either for his own account or as a member of any type of partnership or legal entity, or as a significant stockholder, significant investor, officer or director of a corporation or other legal entity, nor lend, afford or furnish money, financial or otherwise, nor organize, direct, counsel or advise anyone in any line of business that is competitive with that presently conducted by the Company in any geographical area in which the Company shall be doing business. Regardless of whether the Executive is subject to the provisions of the previous sentence, the Executive agrees that for a period of one (1) year from the date of termination of employment, the Executive shall not in any way, directly or indirectly:

               (a) solicit or attempt to solicit any customers or subscribers of the Company;

               (b) solicit or attempt to solicit any employee of the Company for any business endeavor; or

               (c) otherwise divert or attempt to divert from the Company any existing business whatsoever or interfere with any business relationship between the Company and any other person.

In the event of a breach of these covenants by the Executive, the Company shall have all rights and remedies available to it under law and, in addition, Executive shall, by breaching this covenant, be deemed to have forfeited any and all unexercised stock options held by him.

          10. NOTICES. Any and all notices or any other communication provided for herein or otherwise affecting this Agreement shall be deemed sufficient if given in writing, delivered personally to the other party or mailed by registered or certified mail, which shall be addressed to the address shown herein below. Each such notice shall be deemed given at the time it is personally delivered or at the time it is mailed at any post office or branch post office. Any party may change its mailing address by delivering written notice of a new address to the other party.

          11. INVALID PROVISIONS. The invalidity or unenforceability of any Paragraph or Paragraphs, or Sub-paragraph or Sub-paragraphs of this Agreement, shall not affect the validity or enforceability of the remainder of this Agreement, or the remainder of any Paragraph or Paragraphs; and this Agreement shall be construed in all respects as if any invalid or unenforceable Paragraph or Paragraphs, or Sub-paragraph or Sub-paragraphs were omitted.

          12. AMENDMENT. No change or modification of this Agreement shall be valid unless the same is in writing and signed by all of the parties hereto. As soon as practicable after this Agreement has been amended, copies of such amendment shall be furnished to each of the parties to this Agreement and a copy shall be attached to this Agreement.

          13. BENEFIT. Except as herein otherwise provided, this Agreement shall inure to the benefit of and shall be binding upon the parties, their personal representatives, successors, and assigns.

          14. ENTIRE AGREEMENT. This instrument contains the entire agreement of the parties, and it supersedes any and all other Agreements, either oral or in writing, between the parties, if any, with respect to the subject matter hereof.

          15. GENDER. Wherever in this Agreement words, including pronouns, are used in the masculine, they shall be read and construed in the feminine or neuter whenever they would so apply, and wherever in this Agreement, words, including pronouns, are used in the singular or plural, they shall be read and construed in the plural or singular, respectively, whenever they would so apply.

          16. ARBITRATION. Any controversy or claim arising under, out of, in connection with, or relating to, this Agreement, and any amendment thereof, or the breach thereof, shall be determined and settled by arbitration under the rules of the American Arbitration Association in Wayne County, Michigan, with each party selecting one arbitrator, and the two arbitrators selecting a third to act as a panel of three. Any award rendered therein shall be final and binding on each and all of the parties thereto and their personal representatives, and judgment may be entered thereon in any court having jurisdiction thereon.

          17. GOVERNING LAW. This Agreement shall be subject to and governed by the laws of the State of Michigan, irrespective of the fact that one or more of the parties now is, or may hereafter become, a resident of a different state or province.

          IN WITNESS WHEREOF, the parties hereto have hereunto executed this Agreement as of the day and year first above written.

Executive:                              GeoDemX Corporation:




By: /s/ Lawrence Brophy                 By: /s/ Martin Lerner
   ---------------------                   -------------------
   Lawrence Brophy                      Its: Authorized Board Member

                              EMPLOYMENT AGREEMENT

          THIS AGREEMENT made as of this 22nd day of June, 1995, by and between GeoDemX Corporation, a Michigan corporation, (the "Company") and Murray B. Davis, (the "Executive").

WITNESSETH:

          WHEREAS, the Company desires to employ the Executive under the terms and conditions contained in this Agreement and Executive is willing to be so employed,

          NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein, the parties agree as follows:

          1. EMPLOYMENT AND DUTIES. The Company hereby employs Executive and Executive agrees to serve the Company initially as its Senior Vice President and perform the duties of that office in a competent and prudent manner. The Company also agrees to use its best efforts to cause the Executive to be elected or appointed to the Company's Board of Directors during the Term, as defined herein. In the performance of his employment, Executive shall have such duties and responsibilities as set forth by the Board of Directors, and shall report to the Board of Directors of the Company. The Executive shall be engaged full time in the services required and shall be required to devote approximately forty (40) hours per week to his duties hereunder. During the term of this Agreement, Executive pledges to maintain all business activities of the Company in complete confidence and pledges to keep the Company informed, apprised and aware of all material matters that come to his attention that could affect its business interest.

          2. ANNUAL COMPENSATION. As compensation for his services hereunder (including service as a member of the Company's Board of Directors), the Company shall pay, and the Executive shall accept, an annual base salary of Sixty Thousand and 00/100 ($60,000.00) Dollars, payable in bi-monthly installments of Two Thousand Five Hundred and 00/100 ($2,500.00) Dollars. Executive's annual base salary shall increase to Seventy-Two Thousand and 00/100 ($72,000.00) Dollars on July 1, 1995 and shall be reviewed annually by the Board of Directors thereafter. Any base salary increases shall be effective on July 1 of the year in which the Board of Directors approves the increase, regardless of when the Board acts on such matter.

          3. EXPENSES. It is contemplated that, in connection with his employment hereunder, Executive may be required to incur reasonable and necessary business entertainment and travel expenses. The Company agrees to reimburse Executive in full for all reasonable and necessary business entertainment and other related expenses including, without limitation, mileage and travel expenses, incurred or expended by him incident to the performance of his duties hereunder upon submission by Executive to the Company of vouchers or expense statements reasonably evidencing such expenses.

          4. FRINGE BENEFITS. During the period of his employment with the Company hereunder, Executive shall be entitled to participate in any and all group health insurance, life insurance, accident insurance, medical, pension, profit sharing or other employee benefit plans made available by the Company to any other employee or group of employees of the Company, and shall be eligible for the award of qualifying stock options in the incentive Stock Option Plan of the Company's parent entity, American List Corporation, as the American List Corporation's Stock Option Committee so determines.

          5. VACATIONS. It is understood and agreed by the parties that Executive shall be entitled to personal time off that may be used for any personal reason or for annual vacations (taken consecutively or in segments) in accordance with the normal policy of the Company in effect from time to time. Initially, the Executive shall be entitled to ten (10) hours of personal time for each month of employment, and will begin as of the date of this Agreement. All accumulated time must be used by the end of each calendar year, and any accumulated, but unused, time will be forfeited, without any payment or other compensation, or on termination, if earlier.

          6.   TERM AND TERMINATION.

               (a) Unless earlier terminated as provided herein, this Agreement shall continue in effect for a period of five (5) years from the date hereof (the "Initial Term") and from year to year thereafter (the Initial Term and such additional period called the "Term") unless either party provides the other with at least thirty (30) days written notice of its intention not to renew this Agreement. As a party to a certain Agreement of Sale and Purchase of Assets dated June _______, 1995 (the "Sale Agreement") between GeoDemX Corporation, a Delaware corporation, and American List Corporation (the "Purchaser"), the Executive understands that the maximum financial commitment of Purchaser to the continued funding of the Company is $750,000 as per Section 9 of the Sale Agreement. Accordingly, nothing set forth herein shall be deemed an increase in the Purchaser's commitment pursuant to said
               Section 9, an additional obligation of Purchaser to the Executive, or a guarantee that the Company will have sufficient assets to provide for funding of the Executive's compensation throughout the full period of the Term of the Agreement.

               (b) The Company may terminate the employment of the Executive at any time in the event the Executive:

                    (i) is convicted of a felony or misdemeanor involving moral turpitude;

                    (ii) dies or has become so disabled (whether from physical or mental disease or illness) as to preclude him from reasonably performing his duties hereunder for a period of three (3) consecutive months or for shorter periods aggregating three (3) months during any twelve (12) month period;

                    (iii) shall have materially violated any provision of this Agreement or has materially failed to perform any condition of this Agreement and shall not have remedied such violation or failure to perform within twenty (20) days after notice from the Board of Directors of the Company specifying such violation; or

                    (iv) commits any act or acts which, in the reasonable opinion of the Company, constitute a material breach of the Executive's fiduciary duties or duties of good faith and loyalty. Except as provided in Subsection 6(e), in any termination under this Subsection 6(b) all rights to future compensation hereunder shall terminate as of the date of termination which shall be deemed a "Cause Termination."

               (c) The Company may also terminate the Executive's services for reasons other than a Cause Termination, and the Executive agrees to resign as a member of the Company's Board of Directors, in which case the Executive shall receive severance pay determined in accordance with Subsection 6(e).

               (d) The Executive may terminate employment under this Agreement, and the Executive agrees to resign as a member of the Company's Board of Directors upon such termination of employment, if the Company fails to appoint or elect the Executive to the Company's Board of Directors or shall have violated any material provision of this Agreement (including its failure or inability to pay the Executive the stated compensation, reimbursement of expenses or provision of fringe benefits) and shall not have remedied such violation within twenty (20) days after written notice from the Executive specifying such violation, in which case the Executive shall be entitled to receive severance pay from the Company determined in accordance with Subsection 6(e) below.

               (e) Upon termination of this Agreement by the Company pursuant to Subsection 6(c) or by the Executive pursuant to Subsection 6(d), the Executive, whether or not his employment by the Company has been terminated, shall nevertheless continue to be entitled to receive his then base salary from the Company for a period of six (6) months paid in a lump sum at termination. The parties agree that the Executive's right to receive payment from the Company pursuant to such Subsection 6(e) shall be the Executive's sole and exclusive remedy hereunder against the Company and the Purchaser (except for any expense reimbursements or remedies available under the Company's benefit plans, including ERISA claims) and Executive hereby waives any claims against the Company, the Purchaser or any of their officers, directors, shareholders or employees for any further compensation, benefits or damages of any nature or description.

               (f) Notwithstanding anything contained in this Agreement to the contrary, in the event Executive is receiving payment through a disability policy or other medical benefits plan maintained by the Company, such payments will not be deducted from any amounts payable by the Company to Executive hereunder during the period such disability payments have been made.

          7. INDEMNIFICATION. The Executive shall be entitled to be indemnified for any loss suffered by him by reason of his acting as an officer, employee or agent of the Company to the full extent provided by Michigan law and the Company's By-Laws.

          8. CONFIDENTIAL INFORMATION. Executive agrees that any and all knowledge or information that may be obtained by him or as to which he has assisted in or may assist in developing in the course of his employment the Company with respect to the conduct and details of the business of the Company and with respect to the business secrets, plans, schematic diagrams and/or details of the Company's computer programs, software or any other confidential or secret process, device, electronic configuration, machine, utensil or art used or manufactured by the Company in its business or in that of any of its subsidiaries or parent corporation will be by him forever held inviolate and be by him concealed from any competitor and all other persons and that he will not impart the knowledge acquired of the said business secrets, plans, secret diagrams and/or details of the Company's operations or marketing, computer programs, software or any other confidential or secret process, device, electronic configuration, machine, utensil or art of the Company to anyone whomsoever, and that should he at any time leave the employ of the Company, whether such termination takes place in accordance with the provisions of this Agreement or for any reason whatever, whether with or without cause, the Executive agrees that he will not utilize, disclose, reveal or make known any of the aforesaid confidential information in the employ of, service of, or to any company, association, partnership, or concern or individual for any purpose or reason whatsoever. It is understood between the parties that the Company has no adequate legal remedy in the event of a breach of this Section and therefore is agreed that if the Executive does so violate the provisions of this Section, without precluding the Company from pursuing any other rights and remedies at law or in equity which the Company may have, the Company shall be entitled to an immediate injunction by a competent court of equity enjoining and restraining him and each and every other person concerned, from continuance of such acts as well as an equitable accounting of all earnings, profits and other benefits arising from such violation and Executive shall be liable to reimburse the Company in full for any attorney's fees and expenses incurred in enforcing this Section.

          9. COVENANT NOT TO COMPETE. Executive hereby agrees that during the Term and if the Executive is terminated pursuant to Paragraph 6(b) hereof for a period of one (1) year from the date of termination hereof, he shall not directly or indirectly engage in any geographical area in which the Company shall materially be doing business in any line of business that is competitive with that presently conducted by the Company, either for his own account or as a member of any type of partnership or legal entity, or as a significant stockholder, significant investor, officer or director of a corporation or other legal entity, nor lend, afford or furnish money, financial or otherwise, nor organize, direct, counsel or advise anyone in any line of business that is competitive with that presently conducted by the Company in any geographical area in which the Company shall be doing business. Regardless of whether the Executive is subject to the provisions of the previous sentence, the Executive agrees that for a period of one (1) year from the date of termination of employment, the Executive shall not in any way, directly or indirectly:

               (a) solicit or attempt to solicit any customers or subscribers of the Company to cease doing business with the Company or to reduce the amount of business it is doing with the Company;

               (b) solicit or attempt to solicit any employee of the Company for any business endeavor; or

               (c) otherwise divert or attempt to divert from the Company any existing business whatsoever or interfere with any business relationship between the Company and any other person.

In the event of a breach of these covenants by the Executive, the Company shall have all rights and remedies available to it under law and, in addition, Executive shall, by breaching this covenant, be deemed to have forfeited any and all unexercised stock options held by him.

          10. NOTICES. Any and all notices or any other communication provided for herein or otherwise affecting this Agreement shall be deemed sufficient if given in writing, delivered personally to the other party or mailed by registered or certified mail, which shall be addressed to the address shown herein below. Each such notice shall be deemed given at the time it is personally delivered or at the time it is mailed at any post office or branch post office. Any party may change its mailing address by delivering written notice of a new address to the other party.

          11. INVALID PROVISIONS. The invalidity or unenforceability of any Paragraph or Paragraphs, or Sub-paragraph or Sub-paragraphs of this Agreement, shall not affect the validity or enforceability of the remainder of this Agreement, or the remainder of any Paragraph or Paragraphs; and this Agreement shall be construed in all respects as if any invalid or unenforceable Paragraph or Paragraphs, or Sub-paragraph or Sub-paragraphs were omitted.

          12. AMENDMENT. No change or modification of this Agreement shall be valid unless the same is in writing and signed by all of the parties hereto. As soon as practicable after this Agreement has been amended, copies of such amendment shall be furnished to each of the parties to this Agreement and a copy shall be attached to this Agreement.

          13. BENEFIT. Except as herein otherwise provided, this Agreement shall inure to the benefit of and shall be binding upon the parties, their personal representatives, successors, and assigns.

          14. ENTIRE AGREEMENT. This instrument contains the entire agreement of the parties, and it supersedes any and all other Agreements, either oral or in writing, between the parties, if any, with respect to the subject matter hereof.

          15. GENDER. Wherever in this Agreement words, including pronouns, are used in the masculine, they shall be read and construed in the feminine or neuter whenever they would so apply, and wherever in this Agreement, words, including pronouns, are used in the singular or plural, they shall be read and construed in the plural or singular, respectively, whenever they would so apply.

          16. ARBITRATION. Any controversy or claim arising under, out of, in connection with, or relating to, this Agreement, and any amendment thereof, or the breach thereof, shall be determined and settled by arbitration under the rules of the American Arbitration Association in Wayne County, Michigan, with each party selecting one arbitrator, and the two arbitrators selecting a third, to act as a panel of three. Any award rendered therein shall be final and binding on each and all of the parties thereto and their personal representatives, and judgment may be entered thereon in any court having jurisdiction thereon.

          17. GOVERNING LAW. This Agreement shall be subject to and governed by the laws of the State of Michigan, irrespective of the fact that one or more of the parties now is, or may hereafter become, a resident of a different state or province.

          IN WITNESS WHEREOF, the parties hereto have hereunto executed this Agreement as of the day and year first above written.

Executive:                              GeoDemX Corporation:




By: /s/ Murray B. Davis                 By: /s/ Martin Lerner
   ---------------------                   -------------------
   Murray B. Davis                      Its: Authorized Officer

                                     ANNEX K


                               GEODEMX CORPORATION
                            3 MONTH CASH REQUIREMENT
                                (6/95 THRU 8/95)
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

ASSUMED LIABILITIES (SEE ANNEX C)                                     $302,528
LESS: CASH ADVANCED                                                     25,000
                                                                      --------
  TOTAL ASSUMED LIABILITIES                                           $277,528

ACQUISITION EXPENSES

FINDERS FEE                                   $24,250
LEGAL FEES (M/A - EST.)                        15,000
                                              -------
  TOTAL                                                                 39,250

3 MONTH CASH REQUIREMENT
LEGAL FEES (PATENT)                                                      3,000
DOCUMENTATION/PACKAGING                                                 18,000
MARKETING/ADVERTISING/TRADE SHOWS                                       15,000
HAYES & ASSOCIATES CONSULTING                                            8,000
PRINTING                                                                10,000
EQUIPMENT                                                               10,000
G&A EXPENSES
     DUES/SUBSCRIPT/REFNCE MATLS                          S   450
     ELECTRONIC SERVICES                                      225
     EQUIPMENT LEASE                                        9,720
     INSURANCE - HEALTH                                     1,590
     LEGAL & ACCOUNTING                                     1,500
     LICENSES & FEES                                          120
     MEALS & ENTERTAINMENT                                    900
     OFFICE SUPPLIES                                        1,425
     PARKING & TOLLS                                          120
     POSTAGE & DELIVERIES                                   2,550
     PRINTING/COPYING EXPENSE                               1,020
     RENT - OFFICE                                          6,615
     SALARIES & WAGES                                      71,100
     TAXES - FICA, FUTA
             AND MEDICARE                                   3,165
     TAXES - PERSONAL PROPERTY                              1,050
     TELEPHONE                                              3,900
     TRANSPORTATION                                         2,250
     TRAVEL                                                 6,000
     OTHER (MISCELLANEOUS)                                    300
                                                          -------
     TOTAL G&A EXPENSES                                               $114,000



                                     ANNEX K


                               GEODEMX CORPORATION
                            3 MONTH CASH REQUIREMENT
                                (6/95 THRU 8/95)
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

3 MONTH CASH REQUIREMENT (CONT'D.)

ADDITIONAL EMPLOYEES                                       20,000
MISCELLANEOUS                                                 222
                                                          -------

SUB-TOTAL (3 MONTH CASH REQUIREMENT)                     $198,222

COMBINED SUB-TOTAL                                       $515,000

LESS: GROSS MARGIN - SALES                              ($ 90,000)

CASH REQUIREMENTS (3 MONTHS)                             $425,000


                                    EXHIBIT 1

[Letterhead]


June 19, 1995


Mr. Gobind Sahney
Sahney & Company
2493 Oakridge Cove
Del Mar, CA 92014


Dear Gobind:


In order to make sure that there are no misunderstandings on anyone's part regarding your fee arrangement, below is a detailed breakdown of our new understanding concerning the compensation to which you are entitled, and which replaces all prior understandings or agreements.

  1. You will receive an amount equal to 5% of the amount of the cash invested into GeoDemX Corporation up to a maximum investment of $750,000 by American List Corporation. The initial amount scheduled to be invested is $450,000. Your 5% cash fee will be based upon the actual amount of capital invested as it is received.

  2. Additionally, you will receive common stock in the original GeoDemX Corporation equal to 3% of the amount of the investment described above. Although though ALC is not putting the total amount of money into the company immediately, you are being issued 1,125 shares of the common stock of GeoDemX ($750,000 x 3%/$20 per share) on the basis of the entire agreed upon investment amount.

  3. Except for the payments set forth in Paragraph 1 and the delivery of the stock set forth in Paragraph 2, the company has no other obligations to you.

The closing is presently scheduled for Thursday, June 22, 1995.

Please indicate your agreement with the above terms and return a copy of this letter bearing your signature by facsimile at your earliest convenience. Don't hesitate to call if anything is not clear or if you have any questions.


Sincerely,                              AGREED


/S/ LARRY BROPHY                        /S/ GOBIND SAHNEY
                                        ------------------
                                        Gobind Sahney

                                        6/19/95
                                        ------------------
Larry Brophy                            Date
President